UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23100

BERNSTEIN FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: September 30, 2019

Date of reporting period: September 30, 2019

ITEM 1. REPORTS TO STOCKHOLDERS.

BERNSTEIN FUND, INC.

Small Cap Core Portfolio

International Small Cap Portfolio

International Strategic Equities Portfolio

ANNUAL REPORT

SEPTEMBER 30, 2019

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, each Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at 800.221.5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with a Fund, you can call the Fund at 800.221.5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Before investing in any portfolio of the Bernstein Fund, Inc., a prospective investor should consider carefully the portfolio’s investment objectives and policies, charges, expenses and risks. These and other matters of importance to prospective investors are contained in the portfolios’ prospectus, an additional copy of which may be obtained by visiting our website at www.Bernstein.com and clicking on “Investments”, then “Mutual Fund and Money Market Information—Prospectuses, SAIs and Shareholder Reports” or by calling your financial advisor or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097. Please read the prospectus carefully before investing.

For performance information current to the most recent month-end, please call (collect) 212.486.5800.

This shareholder report must be preceded or accompanied by the Bernstein Fund, Inc. prospectus for individuals who are not shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit www.AllianceBernstein.com, or go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at 800.227.4618.

The Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

Investment Products Offered:    •  Are Not FDIC Insured  •  May Lose Value  •  Are Not Bank Guaranteed

Portfolio Manager Commentary (Unaudited)

To Our Shareholders—November 15, 2019

On the following pages, you will find the 2019 annual report for the Portfolios (collectively, the “Portfolios”, and individually, a “Portfolio”) of the Bernstein Fund, Inc. (the “Fund”). The annual report covers the six- and 12-month periods ended September 30, 2019, and includes financial statements as well as notes to the financial statements, information about the recent performance of the Portfolios and a listing of each Portfolio’s holdings as of the period end.

Global equity markets squeezed out positive returns during the 12 months ended September 30, 2019. Despite heightened uncertainty, this reflected a recovery from the extremely steep market sell-off at the end of 2018. The US market posted the strongest performance over the period, as both developed-international and emerging-markets stocks declined.

Global economic growth slowed as corporate confidence dimmed in conjunction with ongoing trade disputes and other geopolitical issues. We recently revised down our global GDP forecasts and now expect very modest, but still positive, growth in 2020. In response to a visible deterioration in the global economy, many central banks pivoted toward easy monetary policy, causing interest rates to fall—some into negative territory. Yields on the US 10-year Treasury moved lower over the period, benefiting US taxable and tax-exempt bonds, which delivered returns of 8%–10%, handily beating equity market returns.

The offset to slowing economic growth has been a strong consumer, especially in the US where unemployment remains at historic lows. Looking ahead, we expect uncertainties—when and how trade tension will resolve, if the consumer will stay strong, and whether monetary policy will be effective—will increase volatility in stock and bond markets. The range of potential outcomes for both stocks and bonds is greater than normal, and we consider these when positioning our portfolios.

If you have any questions about your investments in the Portfolios, please contact your Bernstein Advisor by calling 212.756.4097, or visit www.Bernstein.com. As always, we are firmly dedicated to your investment success. Thank you for your continued interest in the Portfolios.

Sincerely,

Kathleen M. Fisher

President

Bernstein Fund, Inc.

Small Cap Core Portfolio

Investment Objectives and Strategy

The Portfolio seeks to provide long-term growth of capital. The Portfolio invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small-capitalization companies or other securities or instruments with similar economic characteristics, including derivatives related to equity securities. Equity securities are primarily common stocks, although, for purposes of the 80% policy, equity securities may also include preferred stocks, warrants, convertible securities, sponsored or unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) and equity real estate investment trusts (“REITs”). You will be notified at least 60 days prior to any change to the Portfolio’s 80% investment policy.

AllianceBernstein L.P. serves as the Portfolio’s investment manager (the “Adviser”). The Adviser invests the assets of the Portfolio primarily in a diversified portfolio of equity securities of small-capitalization companies located in the US. The Portfolio defines small-capitalization companies as those that, at the time of investment, fall within the capitalization range between the smallest company in the Russell 2000 Index (“Russell 2000”) and the largest company in the Russell 2000. The market capitalization of the companies included in the Portfolio’s definition of “small-capitalization” companies changes over time as the capitalization of the securities included in the Russell 2000 changes.

The Adviser utilizes both quantitative analysis and fundamental research to determine which securities will be held by the Portfolio and to manage risk. The Adviser applies quantitative analysis to all of the securities in the Portfolio’s research universe, which is composed primarily of securities in the Portfolio’s benchmark. Those securities that score highly on this quantitative analysis are then screened to eliminate those securities that the Adviser is recommending against purchasing based on its fundamental research, and a portfolio is constructed from the remaining highly ranked securities

(Portfolio Manager Commentary continued on next page)

2019 Annual Report	1

Portfolio Manager Commentary (continued)

based on diversification and risk considerations. In its quantitative analysis, the Adviser considers a number of metrics that have historically provided some indication of favorable future returns, including metrics relating to valuation, quality, investor behavior and corporate behavior. In general, stocks are purchased when, in the view of the Adviser, they provide the highest expected returns, considering their contribution to the estimated risk of the Portfolio’s existing investments. Typically, growth in the size of a company’s market capitalization relative to other domestically traded companies does not cause the Adviser to dispose of the security. The Adviser expects to seek to manage the overall portfolio volatility of the Portfolio relative to the Russell 2000 by favoring securities that offer the best balance between return and targeted risk.

The Portfolio may also invest in exchange-traded funds (“ETFs”) and other investment companies from time to time.

The Portfolio expects to utilize derivatives, such as options, futures contracts, forwards and swaps. For example, the Portfolio may use stock index futures contracts to equitize cash. Derivatives may provide a more efficient and economical exposure to market segments than direct investments, and may also be a more efficient way to alter the Portfolio’s exposure.

Investment Results

The table on page 9 shows the Portfolio’s performance compared to its benchmark, the Russell 2000 Index, for the six- and 12-month periods ended September 30, 2019. The table also includes the Portfolio’s peer group, as represented by the Lipper Small-Cap Core Funds Average (the “Lipper Average”). Funds in the Lipper Average have generally similar investment objectives to the Portfolio, although some of the funds may have different investment policies and sales and management fees and fund expenses.

Worries about a global slowdown, economic uncertainty from Brexit negotiations and escalation in the US-China trade conflict led to a sharp sell-off in US small-cap markets during the fourth quarter of 2018. Although markets partially recovered during the subsequent quarters, the Russell 2000 Index was down –8.89% for the 12-month period and the Portfolio trailed this performance, as well as the Lipper Average. The Portfolio outperformed its benchmark over the six-month period as the episodic market volatility regime persisted, but underperformed the Lipper Average.

The Portfolio maintains long-term exposure to attractive valuation, high profitability and positive-sentiment stocks, which tend to outperform over the long term. As the 12-month period progressed, the Portfolio’s exposure to value stocks was a significant detractor, as this style remained challenged. Exposure to factors related to market sentiment, despite contributing most of the year, detracted during the momentum sell-off in the third quarter of 2019. An overweight in the energy sector, as well as choices within specialty retail and commercial banks, detracted. An overweight in the information technology sector, in addition to stock selection in pharmaceuticals and biotechnology, contributed to performance.

The Portfolio utilized derivatives in the form of futures for investment purposes, which detracted from absolute performance for both periods.

International Small Cap Portfolio

Investment Objective and Strategy

The Portfolio seeks to provide long-term growth of capital. The Portfolio invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small-capitalization companies or other securities or instruments with similar economic characteristics, including derivatives related to equity securities. Equity securities are primarily common stocks, although, for purposes of the 80% policy, equity securities may also include preferred stocks, warrants, convertible securities, sponsored or unsponsored ADRs and GDRs and equity REITs. You will be notified at least 60 days prior to any change to the Portfolio’s 80% investment policy.

AllianceBernstein L.P. serves as the Portfolio’s Adviser. The Adviser invests the assets of the Portfolio primarily in a diversified portfolio of equity securities of small-capitalization companies located outside of the United States. Under normal circumstances, at least 65% of the Portfolio’s net assets are invested in companies located outside of the United States. The Portfolio defines small-capitalization companies as those that, at the time of investment, have market capitalizations within the market capitalization range of the Portfolio’s benchmark, the Morgan Stanley Capital International (“MSCI”) All Country World Index (“ACWI”) ex-USA Small Cap. The market capitalization of the companies included in the Portfolio’s definition of “small-capitalization” companies changes over time as the capitalization of the securities included in the MSCI ACWI ex-USA Small Cap changes.

The Portfolio’s exposure to non-US companies may change over time based on the Adviser’s assessment of market

(Portfolio Manager Commentary continued on next page)

2	Bernstein Fund, Inc.

Portfolio Manager Commentary (continued)

conditions and the investment merit of non-US issuers. Under normal circumstances, the Adviser invests in companies located in at least three countries other than the United States and, at times, may have exposure to issuers in several different countries. In determining a company’s location for purposes of the Portfolio’s investment policies and restrictions, the Adviser may consider: (1) the place of domicile, (2) where the company has an established presence and conducts its business and (3) where the company conducts a significant part of its economic activities. The Portfolio may invest in both developed and emerging-market countries and, at times, may invest significantly in emerging markets.

The Adviser seeks to identify attractive investment opportunities primarily through its fundamental investment research or quantitative analysis. In applying its fundamental research, the Adviser generally seeks to identify companies that possess both attractive valuation and compelling company- and/or industry-level investment catalysts. In applying its quantitative analysis, the Adviser typically considers a number of metrics that historically have provided some indication of favorable future returns, including metrics related to valuation, quality, investor behavior and corporate behavior. Utilizing these resources, the Adviser expects to allocate the Portfolio’s assets among issuers, industries and geographic locations to attempt to create a diversified portfolio of investments.

The Portfolio may invest in established companies and also in new and less-seasoned issuers. The Portfolio may also invest in ETFs and other investment companies from time to time.

The Portfolio expects to utilize derivatives, such as options, futures contracts, forwards and swaps. For example, the Portfolio may invest in currency derivatives as discussed below and in futures contracts to gain exposure to certain markets. Derivatives may provide a more efficient and economical exposure to market segments than direct investments, and may also be a more efficient way to alter the Portfolio’s exposure.

Fluctuations in currency exchange rates can have a dramatic impact on the returns of foreign equity securities. The Adviser may employ currency hedging strategies, including the use of currency-related derivatives, to seek to reduce currency risk in the Portfolio, but it is not required to do so. The Adviser may also take long and short positions in currencies or related derivatives for investment purposes, independent of any security positions. The Adviser may use stock index futures contracts to gain access to certain markets.

Investment Results

The table on page 9 shows the Portfolio’s performance compared to its benchmark, the MSCI ACWI ex-US Small Cap (net), for the six- and 12-month periods ended September 30, 2019. The table also includes the Portfolio’s peer group, as represented by the Lipper International Small/Mid-Cap Growth Funds Average. Funds in the Lipper Average have generally similar investment objectives to the Portfolio, although some of the funds may have different investment policies and sales and management fees and fund expenses.

For both periods, the Portfolio underperformed the benchmark and the Lipper Average. For the 12-month period, the relative underperformance was driven by sector selection. Positive stock selection modestly offset these losses, and currency selection had no impact. The Portfolio’s modest underweight to real estate securities detracted, as the most defensive sectors in international small-cap stocks outperformed significantly.

For the six-month period, an underweight to, and stock selection within, the real estate sector continued to detract. The sector performed quite strongly as a result of declining global interest rates with central bank easing, and real estate securities can perform strongly in that environment. Worries about a slowing global economy also negatively impacted stock selection within materials. Positive stock selection within consumer staples, financials and industrials partially offset these losses.

The Portfolio utilized currency forwards for hedging purposes, which had no material impact on absolute performance for both periods.

International Strategic Equities Portfolio

Investment Objective and Strategy

The Portfolio seeks to provide long-term growth of capital. The Portfolio invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities or other securities or instruments with similar economic characteristics, including derivatives related to equity securities. Equity securities are primarily common stocks, although, for purposes of the 80% policy, equity securities may also include preferred stocks, warrants, convertible securities, sponsored or unsponsored ADRs and GDRs and equity REITs. You will be notified at least 60 days prior to any change to the Portfolio’s 80% investment policy.

AllianceBernstein L.P. serves as the Portfolio’s Adviser. The Adviser invests the assets of the Portfolio primarily (under normal circumstances, at least 65% of net assets) in equity

(Portfolio Manager Commentary continued on next page)

2019 Annual Report	3

Portfolio Manager Commentary (continued)

securities of issuers in countries that make up the MSCI ACWI ex-US, which includes both developed and emerging-market countries. The Portfolio focuses on securities of large-cap and mid-cap companies. The Adviser expects to allocate fund assets among issuers in many foreign countries, but not necessarily in the same proportion that the countries are represented in the MSCI ACWI ex-US and may invest in issuers in countries outside of the MSCI ACWI ex-US. The Portfolio’s exposure among non-US countries may change over time based on the Adviser’s assessment of market conditions and the investment merit of particular non-US issuers. Under normal circumstances, the Adviser invests in companies located in at least three countries other than the United States and expects to have exposure to issuers in several different countries. In determining a company’s location for purposes of the Portfolio’s investment policies and restrictions, the Adviser may consider: (1) the place of domicile, (2) where the company has an established presence and conducts its business and (3) where the company conducts a significant part of its economic activities. The Portfolio may, at times, invest significantly in emerging markets.

The Adviser utilizes both fundamental and quantitative research to both determine which securities will be held by the Portfolio and to manage risk. Specifically, the Portfolio’s management team uses the universe of securities selected by the Adviser’s various fundamental investment teams focusing on international equity securities, and applies its quantitative analysis to these securities. In applying its quantitative analysis, the Adviser considers a number of metrics that have historically provided some indication of favorable future returns, including metrics relating to valuation, quality, investor behavior and corporate behavior. Utilizing these resources, the Adviser expects to allocate the Portfolio’s assets among issuers, industries and geographic locations to attempt to create a diversified portfolio of investments.

The Portfolio may also invest in ETFs and other investment companies from time to time.

The Portfolio expects to utilize derivatives, such as options, futures contracts, forwards and swaps. For example, the Portfolio may invest in currency derivatives as discussed below and in futures contracts to gain exposure to certain markets. Derivatives may provide a more efficient and economical exposure to market segments than direct investments, and may also be a more efficient way to alter the Portfolio’s exposure.

Fluctuations in currency exchange rates can have a dramatic impact on the returns of foreign equity securities. The Adviser may employ currency hedging strategies, including the use of currency-related derivatives, to seek to reduce currency risk in the Portfolio, but it is not required to do so. The Adviser may also take long and short positions in currencies or related derivatives for investment purposes, independent of any security positions. The Adviser may use stock index futures contracts to gain access to certain markets.

Investment Results

The table on page 9 shows the Portfolio’s performance compared to its benchmark, the MSCI ACWI ex-US (net), for the six- and 12-month periods ended September 30, 2019. The table also includes the Portfolio’s peer group, as represented by the Lipper International Multi-Cap Growth Funds Average. Funds in the Lipper Average have generally similar investment objectives to the Portfolio, although some of the funds may have different investment policies and sales and management fees and fund expenses.

The Portfolio underperformed the benchmark and the Lipper Average for both periods. International equity markets were very volatile over the 12-month period and delivered slightly negative returns overall; for the 12-month period ended September 30, 2019, the MSCI ACWI ex US (net) returned –1.23%, and over the six-month period it was slightly positive at 1.13%. Emerging markets performed similarly to developed markets overall during the period with both showing high levels of volatility.

For the 12-month period, both country selection and stock selection detracted, relative to the benchmark. Overweights to Israel, Japan and Brazil detracted the most, while overweights to the Netherlands and Denmark, and an underweight to Mexico, contributed. Stock selection in utilities, information technology and communication services added to performance, but was more than offset by selection in financials, energy and consumer staples. Country contributions from being overweight the US dollar and underweight the euro were offset by losses from a range of other currency exposures.

Over the six-month period, stock selection detracted from performance, particularly in financials and real estate, while consumer discretionary holdings contributed. In country selection, overweights to Israel and Hong Kong detracted, while overweights to the Netherlands and Italy were positive contributors. In currencies, contribution from an overweight to the US dollar was offset by detraction from currency exposures in South Korea, Japan and Norway.

(Portfolio Manager Commentary continued on next page)

4	Bernstein Fund, Inc.

Portfolio Manager Commentary (continued)

The Portfolio utilized derivatives in the form of currency forwards for hedging purposes, which detracted for the six-month period and had an immaterial impact on absolute performance for the 12-month period.

2019 Annual Report	5

Disclosures and Risks (Unaudited)

Benchmark Disclosures

None of the following indices or averages reflects fees and expenses associated with the active management of a mutual fund portfolio. The Russell 2000® Index measures the performance of the small-cap segment of the US equity universe. The MSCI ACWI ex-USA Small Cap (net) measures the performance of the small-cap market segment across 22 of 23 developed markets (excluding the US) and 24 emerging-market countries. The MSCI ACWI ex-US (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets, excluding the United States. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. Investors cannot invest directly in an index, and their results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

All Portfolios:

The share price of the Portfolios will fluctuate and you may lose money. There is no guarantee that the Portfolios will achieve their investment objectives.

Illiquid Investments Risk: Illiquid investments risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolios from selling securities at an advantageous price. Illiquid securities may also be difficult to value. Derivatives and securities involving substantial market and credit risk may become illiquid.

Redemption Risk: The Portfolios may experience heavy redemptions that could cause the Portfolios to liquidate their assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolios’ net asset value, or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

Market Risk: The Portfolios are subject to market risk, which is the risk that stock prices in general or in particular countries or sectors may decline over short or extended periods. Stock prices may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest-rate, currency and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; and other factors. In the past decade, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may recur from time to time and have an adverse impact on various securities markets. Certain governments and central banks have provided significant support to financial markets, including by buying stocks and through other market interventions. Recently, the Federal Reserve has reduced its market support activities and raised interest rates. Further governmental or central bank actions, including interest-rate increases or decreases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolio invests.

Current political uncertainty surrounding the European Union (“EU”) and its membership may increase market volatility. The United Kingdom has voted to withdraw from the EU and the consequences for European and UK businesses could be severe. One or more other countries may withdraw from the EU and/or abandon the euro, the common currency of the EU. The financial instability of some countries in the EU, together with the risk of that financial instability impacting other more stable countries, may increase the risk of investing in companies in Europe and worldwide. The United States and its trading partners are periodically involved in disputes over trade, which may result in tariffs on various categories of goods imported from the other country. Trade disputes, particularly prolonged disputes, may adversely affect the economies of the United States and its trading partners, as well as the companies directly or indirectly affected by the dispute and financial markets generally, and thus may adversely affect the value of the Portfolios’ assets. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Portfolios invest in

(Disclosures and Risks continued on next page)

6	Bernstein Fund, Inc.

Disclosures and Risks (continued)

securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolios’ investments may be negatively affected.

Sector Risk: The Portfolios may have more risk because of concentrated investments in a particular market sector, such as the financials, consumer discretionary, information technology or industrials sector. Market or economic factors affecting that sector could have a major effect on the value of the Portfolios’ investments.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid-capitalization companies may have additional risks because these companies may have limited product lines, markets or financial resources.

Allocation Risk: The Portfolios may seek to focus on different investment disciplines or factors at different times as a means to achieve their investment objectives. In the event that the investment disciplines or factors to which the Portfolios have greater exposure perform worse than the investment disciplines or factors with less exposure, the Portfolios’ returns may be negatively affected.

Derivatives Risk: The Portfolios may use derivatives in currency hedging as well as for direct investments to gain access to certain markets, earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. The US government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives and may impose additional regulations governing margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Management Risk: The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolios or cause the value of the Portfolios’ shares to go down. In some cases, derivatives and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios. In addition, the Adviser may change the Portfolios’ investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the Adviser and could have an adverse effect on the value or performance of the Portfolios.

REIT Risk: Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. Investing in REITs also involves risks similar to those associated with investing in small-capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including other registered funds advised by the Adviser and ETFs, are subject to market and selection risk. In addition, if the Portfolios acquire shares of investment companies, shareholders bear both their proportionate share of expenses in the Portfolios (including management and advisory fees) and, indirectly, the expenses of the investment companies.

(Disclosures and Risks continued on next page)

2019 Annual Report	7

Disclosures and Risks (continued)

International Small Cap and International Strategic Equities Portfolios

Foreign (Non-US) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in US securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets.

Country Concentration Risk: The Portfolios may not always be diversified among countries or regions and the effect on the share price of the Portfolios of specific risks such as political, regulatory and currency may be magnified due to concentration of the Portfolios’ investments in a particular country or region.

Emerging-Markets Securities Risk: The risks of investing in foreign (non-US) securities are heightened with respect to issuers in emerging-market countries because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty, and these risks are even more pronounced in “frontier” markets, which are investable markets with lower total market capitalization and liquidity than the more developed emerging markets. In addition, the value of the Portfolios’ investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

Foreign Currency Risk: This is the risk that changes in foreign (non-US) currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign securities and foreign currency positions may decrease if the US dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the US dollar).

Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolios.

Small Cap Core Portfolio

Portfolio Turnover Risk: The Portfolio’s investment strategies may result in high portfolio turnover. The Portfolio generally buys portfolio securities with the intention of holding them for investment. However, when market conditions or other circumstances warrant, securities may be purchased and sold without regard to the length of time held. This trading may increase the Portfolio’s rate of turnover and the incidence of short-term capital gain taxable as ordinary income. A higher rate of portfolio turnover may increase transaction costs, which must be borne by the Portfolio and its shareholders.

These risks are discussed in further detail in the Portfolios’ prospectus.

An Important Note About Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Performance information is as of the dates shown. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling 212.756.4097. The investment return and principal value of an investment in the Portfolios will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolios carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit www.Bernstein.com, click on “Investments”, then “Mutual Fund and Money Market Information—Prospectuses, SAIs and Shareholder Reports”, or call Bernstein’s mutual fund shareholder help line at 212.756.4097 or contact your Bernstein Advisor. Please read the prospectus and/or summary prospectus carefully before investing.

8	Bernstein Fund, Inc.

Historical Performance (Unaudited)

Bernstein Fund Portfolios vs. Their Benchmarks and Lipper Averages

	TOTAL RETURNS		AVERAGE ANNUAL TOTAL RETURNS
THROUGH SEPTEMBER 30, 2019	PAST SIX MONTHS	PAST 12 MONTHS	SINCE INCEPTION	INCEPTION DATE
Small Cap Core Portfolio[1]				12/29/2015
SCB Class Shares	0.19%	-10.15%	5.79%
Advisor Class Shares	0.28%	-9.90%	6.05%
Class Z Shares	0.37%	-9.80%	6.08%
Russell 2000 Index	-0.36%	-8.89%	9.02%
Lipper Small-Cap Core Funds Average	1.15%	-7.36%	7.84%

International Small Cap Portfolio[2]				12/21/2015
SCB Class Shares	-0.95%	-8.03%	5.26%
Advisor Class Shares	-0.76%	-7.70%	5.50%
Class Z Shares	-0.76%	-7.70%	5.50%
MSCI ACWI ex-USA Small Cap (net)	0.01%	-5.63%	6.30%
Lipper International Small/Mid-Cap Growth Funds Average	1.24%	-6.09%	6.12%

International Strategic Equities Portfolio[3]				12/21/2015
SCB Class Shares	0.35%	-4.22%	6.00%
Advisor Class Shares	0.52%	-4.01%	6.24%
Class Z Shares	0.52%	-4.02%	6.26%
MSCI ACWI ex-US (net)	1.13%	-1.23%	7.04%
Lipper International Multi-Cap Growth Funds Average	2.58%	-1.05%	6.40%

1	The current prospectus table shows the total annual operating expense ratios for the Portfolio as 1.14%, 0.89% and 0.86% for SCB Class, Advisor Class and Class Z shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

2	The current prospectus table shows the total annual operating expense ratios for the Portfolio as 1.36%, 1.11% and 1.11% for SCB Class, Advisor Class and Class Z shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

3	The current prospectus table shows the total annual operating expense ratios for the Portfolio as 1.01%, 0.76% and 0.77% for SCB Class, Advisor Class and Class Z shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

See Disclosures, Risks and Note about Historical Performance on pages 6–8.

(Historical Performance continued on next page)

2019 Annual Report	9

Historical Performance (continued from previous page)

Small Cap Core—SCB Class Shares
Growth of a $10,000 Investment in the Portfolio

International Small Cap—SCB Class Shares
Growth of a $10,000 Investment in the Portfolio

International Strategic Equities—SCB Class Shares
Growth of a $10,000 Investment in the Portfolio

Past performance is no guarantee of future results and an investment in the Portfolios could lose value. Each chart illustrates the total value of an assumed $10,000 investment as compared to the performance of each Portfolio’s respective benchmark and Lipper Average for the period since inception through September 30, 2019.

1	Inception date: 12/29/2015.

2	Inception date: 12/21/2015.

See Disclosures, Risks and Note about Historical Performance on pages 6–8.

10	Bernstein Fund, Inc.

Expense Example—September 30, 2019 (Unaudited)

As a shareholder of a Portfolio, you incur various ongoing costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses—The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes—The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE APRIL 1, 2019	ENDING ACCOUNT VALUE SEPTEMBER 30, 2019	EXPENSES PAID DURING PERIOD*	ANNUALIZED EXPENSE RATIO*
Small Cap Core Portfolio
SCB Class
Actual	$1,000	$1,001.90	$5.72	1.14%
Hypothetical**	$1,000	$1,019.35	$5.77	1.14%
Advisor Class
Actual	$1,000	$1,002.80	$4.47	0.89%
Hypothetical**	$1,000	$1,020.61	$4.51	0.89%
Class Z
Actual	$1,000	$1,003.70	$4.37	0.87%
Hypothetical**	$1,000	$1,020.71	$4.41	0.87%

International Small Cap Portfolio
SCB Class
Actual	$1,000	$990.50	$6.74	1.35%
Hypothetical**	$1,000	$1,018.30	$6.83	1.35%
Advisor Class
Actual	$1,000	$992.40	$5.49	1.10%
Hypothetical**	$1,000	$1,019.55	$5.57	1.10%
Class Z
Actual	$1,000	$992.40	$5.49	1.10%
Hypothetical**	$1,000	$1,019.55	$5.57	1.10%

International Strategic Equities Portfolio
SCB Class
Actual	$1,000	$1,003.50	$5.02	1.00%
Hypothetical**	$1,000	$1,020.05	$5.06	1.00%
Advisor Class
Actual	$1,000	$1,005.20	$3.77	0.75%
Hypothetical**	$1,000	$1,021.31	$3.80	0.75%
Class Z
Actual	$1,000	$1,005.20	$3.82	0.76%
Hypothetical**	$1,000	$1,021.26	$3.85	0.76%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

2019 Annual Report	11

Portfolio Summary—September 30, 2019 (Unaudited)

Small Cap Core Portfolio

Sector Breakdown[1]
Financials	17.6%
Health Care	15.6
Industrials	15.5
Information Technology	15.3
Consumer Discretionary	11.6
Real Estate	7.5
Energy	4.0
Utilities	3.9
Materials	3.9
Consumer Staples	2.9
Communication Services	2.2

International Small Cap Portfolio

Sector Breakdown[1]		Country Breakdown[1]
Industrials	18.8%
Consumer Discretionary	12.9
Information Technology	11.9
Financials	11.0
Consumer Staples	9.8
Real Estate	8.8
Communication Services	6.9
Materials	6.7
Health Care	6.0
Energy	3.7
Utilities	3.5

International Strategic Equities Portfolio

Sector Breakdown[1]		Country Breakdown[1]
Financials	17.3%
Consumer Discretionary	12.8
Consumer Staples	12.5
Information Technology	12.5
Industrials	11.1
Health Care	8.4
Utilities	6.3
Energy	6.2
Materials	6.1
Communication Services	4.5
Real Estate	2.3

1	All data are as of September 30, 2019. The Portfolio’s country and sector breakdowns are expressed as a percentage of each Portfolio’s long-term investments and may vary over time. Each Portfolio may also invest in other financial instruments, including derivative instruments, which provide investment exposure to a variety of asset classes (see “Schedule of Investments” section of the Small Cap Core, International Small Cap and International Strategic Equities Portfolios).

2	“Other” represents 9.9% in MSCI EM Index countries, 13.4% in MSCI EAFE Index countries and 0.7% in other emerging-market countries.

3	“Other” represents 6.8% in MSCI EM Index countries and 12.0% in MSCI EAFE Index countries.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Schedule of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

12	Bernstein Fund, Inc.

Schedule of Investments

Bernstein Fund, Inc.

Schedule of Investments

Small Cap Core Portfolio

September 30, 2019

Company	Shares	U.S. $ Value

COMMON STOCKS–99.7%

Financials–17.6%
Banks–9.6%
1st Source Corp.	33,890	$1,549,790
Bancorp, Inc. (The)(a)	293,520	2,905,848
Bank of NT Butterfield & Son Ltd. (The)	94,530	2,801,869
Cadence BanCorp	145,672	2,555,087
Cathay General Bancorp	128,440	4,461,363
Community Trust Bancorp, Inc.	49,860	2,123,039
Eagle Bancorp, Inc.	61,950	2,764,209
East West Bancorp, Inc.	40,920	1,812,347
Enterprise Financial Services Corp.	28,660	1,167,895
First BanCorp/Puerto Rico	245,520	2,450,290
First Citizens BancShares, Inc./NC–Class A	5,410	2,551,085
First Financial Corp./IN	49,810	2,165,241
Great Southern Bancorp, Inc.	47,180	2,686,901
Great Western Bancorp, Inc.	113,250	3,737,250
Hancock Whitney Corp.	106,620	4,083,013
Hanmi Financial Corp.	124,431	2,336,814
Hilltop Holdings, Inc.	196,243	4,688,245
Home BancShares, Inc./AR	157,150	2,953,634
IBERIABANK Corp.	53,414	4,034,894
Independent Bank Group, Inc.	32,185	1,693,253
International Bancshares Corp.	98,720	3,812,566
Northeast Bank(a)	101,251	2,244,735
Preferred Bank/Los Angeles CA	63,600	3,331,368
Republic Bancorp, Inc./KY–Class A	58,420	2,538,349
S&T Bancorp, Inc.	50,160	1,832,345
Sterling Bancorp/DE	203,239	4,076,974
Synovus Financial Corp.	81,298	2,907,216
TCF Financial Corp.(a)	74,080	2,820,226
Texas Capital Bancshares, Inc.(a)	42,490	2,322,078
Umpqua Holdings Corp.	159,300	2,622,078
Western Alliance Bancorp	73,140	3,370,291
Wintrust Financial Corp.	39,190	2,532,850

		89,933,143

Capital Markets–1.2%
Blucora, Inc.(a)	90,125	1,950,305
Cowen, Inc.–Class A(a)	132,150	2,033,789
Evercore, Inc.–Class A	24,710	1,979,271
Houlihan Lokey, Inc.	67,490	3,043,799
Waddell & Reed Financial, Inc.–Class A	110,800	1,903,544

		10,910,708

Consumer Finance–0.8%
Navient Corp.	142,970	1,830,016
Nelnet, Inc.–Class A	49,070	3,120,852
OneMain Holdings, Inc.	74,580	2,735,594

		7,686,462

Insurance–3.4%
Ambac Financial Group, Inc.(a)	49,420	966,161
American Equity Investment Life Holding Co.	121,884	2,949,593
Argo Group International Holdings Ltd.	18,510	1,300,142
Assured Guaranty Ltd.	84,160	3,741,754
CNO Financial Group, Inc.	134,430	2,128,027
Employers Holdings, Inc.	81,306	3,543,315
First American Financial Corp.	50,879	3,002,370
Genworth Financial, Inc.–Class A(a)	582,245	2,561,878
Health Insurance Innovations, Inc.–Class A(a)	83,650	2,085,395
Heritage Insurance Holdings, Inc.	73,200	1,094,340
National Western Life Group, Inc.–Class A	8,070	2,165,746
Primerica, Inc.	24,270	3,087,872
Universal Insurance Holdings, Inc.	96,260	2,886,837

		31,513,430

Mortgage Real Estate Investment Trusts (REITs)–0.2%
AG Mortgage Investment Trust, Inc.	85,300	1,292,295
Ellington Financial, Inc.	26,440	477,771

		1,770,066

Thrifts & Mortgage Finance–2.4%
Axos Financial, Inc.(a)	93,094	2,574,049
BankUnited, Inc.	81,570	2,742,383
Essent Group Ltd.	95,087	4,532,797
Federal Agricultural Mortgage Corp.–Class C	13,740	1,122,008
MGIC Investment Corp.	279,368	3,514,450
NMI Holdings, Inc.–Class A(a)	69,006	1,812,098
Radian Group, Inc.	143,260	3,272,058
Walker & Dunlop, Inc.	54,760	3,062,727

		22,632,570

		164,446,379

Health Care–15.5%
Biotechnology–5.8%
ACADIA Pharmaceuticals, Inc.(a)	50,790	1,827,932
Aimmune Therapeutics, Inc.(a)	86,282	1,806,745
Allakos, Inc.(a)	26,240	2,063,251
Allogene Therapeutics, Inc.(a)	59,971	1,634,510
Arena Pharmaceuticals, Inc.(a)	44,916	2,055,805
Arrowhead Pharmaceuticals, Inc.(a)	90,770	2,557,899
Ascendis Pharma A/S (Sponsored ADR)(a)	9,050	871,696
BeiGene Ltd. (Sponsored ADR)(a)	7,970	976,006
Biohaven Pharmaceutical Holding Co., Ltd.(a)	45,280	1,889,082
Blueprint Medicines Corp.(a)	33,500	2,461,245
CytomX Therapeutics, Inc.(a)	87,837	648,237
Deciphera Pharmaceuticals, Inc.(a)	40,080	1,360,315
Eagle Pharmaceuticals, Inc./DE(a)	19,840	1,122,349
Emergent BioSolutions, Inc.(a)	43,859	2,292,948
Enanta Pharmaceuticals, Inc.(a)	22,260	1,337,381
Esperion Therapeutics, Inc.(a)	30,494	1,117,910
Genomic Health, Inc.(a)	28,641	1,942,433
Gossamer Bio, Inc.(a)	63,142	1,060,154
Halozyme Therapeutics, Inc.(a)	127,176	1,972,500
Invitae Corp.(a)	77,914	1,501,403
Iovance Biotherapeutics, Inc.(a)	100,140	1,822,548

2019 Annual Report	13

Schedule of Investments (continued)

Company	Shares	U.S. $ Value

Ligand Pharmaceuticals, Inc.(a)	17,760	$1,767,830
Madrigal Pharmaceuticals, Inc.(a)	17,243	1,486,691
Medicines Co. (The)(a)	34,040	1,702,000
Mirati Therapeutics, Inc.(a)	21,223	1,653,484
Myriad Genetics, Inc.(a)	56,070	1,605,284
Neurocrine Biosciences, Inc.(a)	13,516	1,217,927
NextCure, Inc.(a)	48,582	1,498,755
NuCana PLC (ADR)(a)	89,983	651,477
Repligen Corp.(a)	33,401	2,561,523
Rubius Therapeutics, Inc.(a)	73,699	578,537
Turning Point Therapeutics, Inc.–Class I(a)	32,600	1,225,760
Ultragenyx Pharmaceutical, Inc.(a)	41,593	1,779,348
Y-mAbs Therapeutics, Inc.(a)	66,659	1,737,134

		53,788,099

Health Care Equipment & Supplies–4.1%
AngioDynamics, Inc.(a)	36,070	664,409
Atrion Corp.	2,051	1,598,078
CONMED Corp.	16,580	1,594,167
Globus Medical, Inc.–Class A(a)	56,530	2,889,814
Haemonetics Corp.(a)	33,300	4,200,462
Insulet Corp.(a)	17,438	2,876,049
Integer Holdings Corp.(a)	38,250	2,890,170
iRhythm Technologies, Inc.(a)	17,474	1,294,998
Lantheus Holdings, Inc.(a)	97,877	2,453,287
LivaNova PLC(a)	20,750	1,531,142
Masimo Corp.(a)	19,560	2,910,332
Merit Medical Systems, Inc.(a)	36,550	1,113,313
Mesa Laboratories, Inc.	11,330	2,693,934
Novocure Ltd.(a)	24,620	1,841,084
Orthofix Medical, Inc.(a)	56,850	3,014,187
Penumbra, Inc.(a)	10,940	1,471,321
Silk Road Medical, Inc.(a)	76,930	2,502,533
Tactile Systems Technology, Inc.(a)	28,935	1,224,529

		38,763,809

Health Care Providers & Services–2.8%
Amedisys, Inc.(a)	36,320	4,758,283
AMN Healthcare Services, Inc.(a)	75,970	4,372,833
BioTelemetry, Inc.(a)	57,650	2,348,085
Chemed Corp.	6,260	2,613,988
Encompass Health Corp.	38,307	2,424,067
HealthEquity, Inc.(a)	40,750	2,328,659
LHC Group, Inc.(a)	18,060	2,050,894
Molina Healthcare, Inc.(a)	12,540	1,375,889
Patterson Cos., Inc.	84,250	1,501,335
RadNet, Inc.(a)	132,140	1,897,530

		25,671,563

Health Care Technology–0.7%
HealthStream, Inc.(a)	53,000	1,372,170
HMS Holdings Corp.(a)	90,299	3,112,155
Teladoc Health, Inc.(a)	36,200	2,451,464

		6,935,789

Life Sciences Tools & Services–0.7%
ICON PLC(a)	11,750	1,731,245
Medpace Holdings, Inc.(a)	36,395	3,058,636

PRA Health Sciences, Inc.(a)	18,070	1,793,086

		6,582,967

Pharmaceuticals–1.4%
Amphastar Pharmaceuticals, Inc.(a)	57,390	1,138,044
Axsome Therapeutics, Inc.(a)	43,777	886,046
Catalent, Inc.(a)	23,310	1,110,955
Collegium Pharmaceutical, Inc.(a)	95,610	1,097,603
Corcept Therapeutics, Inc.(a)	93,870	1,326,852
GW Pharmaceuticals PLC (Sponsored ADR)(a)	6,808	783,124
Horizon Therapeutics PLC(a)	60,090	1,636,251
Innoviva, Inc.(a)	111,510	1,175,315
MyoKardia, Inc.(a)	27,060	1,411,179
Revance Therapeutics, Inc.(a)	101,056	1,313,728
Supernus Pharmaceuticals, Inc.(a)	57,920	1,591,642

		13,470,739

		145,212,966

Industrials–15.5%
Aerospace & Defense–0.6%
Curtiss-Wright Corp.	21,840	2,825,441
National Presto Industries, Inc.	16,028	1,427,934
Vectrus, Inc.(a)	24,461	994,340

		5,247,715

Air Freight & Logistics–1.4%
Atlas Air Worldwide Holdings, Inc.(a)	104,194	2,628,815
Echo Global Logistics, Inc.(a)	118,165	2,676,437
Forward Air Corp.	50,318	3,206,263
Hub Group, Inc.–Class A(a)	62,065	2,886,022
Radiant Logistics, Inc.(a)	369,710	1,911,401

		13,308,938

Airlines–0.1%
SkyWest, Inc.	18,980	1,089,452

Building Products–1.8%
Builders FirstSource, Inc.(a)	195,748	4,027,515
Continental Building Products, Inc.(a)	105,580	2,881,278
Masonite International Corp.(a)	63,700	3,694,600
Patrick Industries, Inc.(a)	68,742	2,947,657
Trex Co., Inc.(a)	41,380	3,762,683

		17,313,733

Commercial Services & Supplies–1.9%
Brady Corp.–Class A	24,190	1,283,279
Casella Waste Systems, Inc.–Class A(a)	54,490	2,339,801
Deluxe Corp.	75,550	3,714,038
Kimball International, Inc.–Class B	109,494	2,113,234
SP Plus Corp.(a)	60,546	2,240,202
Steelcase, Inc.–Class A	97,740	1,798,416
Tetra Tech, Inc.	45,720	3,966,667

		17,455,637

Construction & Engineering–1.7%
Comfort Systems USA, Inc.	59,954	2,651,766
EMCOR Group, Inc.	47,900	4,125,148

14	Bernstein Fund, Inc.

Company	Shares	U.S. $ Value

MasTec, Inc.(a)	61,470	$3,991,247
Quanta Services, Inc.	73,360	2,773,008
Tutor Perini Corp.(a)	140,440	2,012,505

		15,553,674

Electrical Equipment–1.1%
Atkore International Group, Inc.(a)	119,270	3,619,845
EnerSys	41,813	2,757,149
Generac Holdings, Inc.(a)	51,130	4,005,524

		10,382,518

Machinery–2.3%
Alamo Group, Inc.	15,820	1,862,330
Allison Transmission Holdings, Inc.	82,482	3,880,778
Barnes Group, Inc.	66,100	3,406,794
Harsco Corp.(a)	131,030	2,484,329
Kadant, Inc.	27,630	2,425,638
Meritor, Inc.(a)	237,893	4,401,021
Wabash National Corp.	231,491	3,358,934

		21,819,824

Professional Services–2.6%
ASGN, Inc.(a)	48,860	3,071,340
Barrett Business Services, Inc.	36,590	3,249,924
FTI Consulting, Inc.(a)	37,050	3,926,929
Heidrick & Struggles International, Inc.	75,390	2,058,147
ICF International, Inc.	27,770	2,345,732
Insperity, Inc.	32,171	3,172,704
Kforce, Inc.	76,210	2,883,405
Navigant Consulting, Inc.	59,546	1,664,311
TrueBlue, Inc.(a)	95,960	2,024,756

		24,397,248

Road & Rail–0.6%
ArcBest Corp.	97,542	2,970,154
Knight-Swift Transportation Holdings, Inc.	26,740	970,662
Saia, Inc.(a)	13,950	1,307,115

		5,247,931

Trading Companies & Distributors–1.4%
Applied Industrial Technologies, Inc.	48,780	2,770,704
BMC Stock Holdings, Inc.(a)	147,671	3,866,027
GMS, Inc.(a)	134,289	3,856,780
Rush Enterprises, Inc.–Class A	27,860	1,074,839
Titan Machinery, Inc.(a)	108,403	1,554,499

		13,122,849

		144,939,519

Information Technology–15.3%
Communications Equipment–1.0%
Ciena Corp.(a)	63,513	2,491,615
Extreme Networks, Inc.(a)	284,776	2,071,745
InterDigital, Inc.	43,531	2,284,072
Viavi Solutions, Inc.(a)	178,020	2,493,170

		9,340,602

Electronic Equipment, Instruments & Components–3.7%
Avnet, Inc.	61,435	2,732,936
Belden, Inc.	34,282	1,828,602
ePlus, Inc.(a)	11,180	850,686
Fabrinet(a)	54,670	2,859,241
Insight Enterprises, Inc.(a)	40,090	2,232,612
Jabil, Inc.	61,410	2,196,636
Knowles Corp.(a)	120,620	2,453,411
Novanta, Inc.(a)	25,404	2,076,015
OSI Systems, Inc.(a)	23,920	2,429,315
PC Connection, Inc.	72,825	2,832,893
Sanmina Corp.(a)	85,440	2,743,478
SYNNEX Corp.	25,760	2,908,304
Tech Data Corp.(a)	33,820	3,525,397
TTM Technologies, Inc.(a)	252,770	3,082,530

		34,752,056

IT Services–4.1%
Booz Allen Hamilton Holding Corp.	24,830	1,763,427
CACI International, Inc.–Class A(a)	12,160	2,812,122
Everi Holdings, Inc.(a)	148,888	1,259,592
EVERTEC, Inc.	92,036	2,873,364
Genpact Ltd.	41,160	1,594,950
International Money Express, Inc.(a)	183,650	2,523,351
KBR, Inc.	143,340	3,517,563
ManTech International Corp./VA–Class A	35,635	2,544,695
MAXIMUS, Inc.	57,495	4,442,064
NIC, Inc.	107,741	2,224,852
Paysign, Inc.(a)	88,670	895,567
Perficient, Inc.(a)	71,860	2,772,359
Perspecta, Inc.	132,292	3,455,467
TTEC Holdings, Inc.	53,730	2,572,592
Unisys Corp.(a)	163,797	1,217,012
WNS Holdings Ltd. (ADR)(a)	31,430	1,846,512

		38,315,489

Semiconductors & Semiconductor Equipment–3.1%
Advanced Energy Industries, Inc.(a)	50,529	2,900,870
Cirrus Logic, Inc.(a)	78,474	4,204,637
Cree, Inc.(a)	24,058	1,178,842
Kulicke & Soffa Industries, Inc.	131,543	3,088,630
Lattice Semiconductor Corp.(a)	160,770	2,939,680
MKS Instruments, Inc.	21,982	2,028,499
Monolithic Power Systems, Inc.	12,340	1,920,474
Nanometrics, Inc.(a)	76,450	2,493,799
Silicon Laboratories, Inc.(a)	23,527	2,619,731
Teradyne, Inc.	56,830	3,291,025
Xperi Corp.	108,778	2,249,529

		28,915,716

Software–3.2%
Aspen Technology, Inc.(a)	20,500	2,523,140
Blackbaud, Inc.	20,750	1,874,555
CommVault Systems, Inc.(a)	66,830	2,987,969
Cornerstone OnDemand, Inc.(a)	46,751	2,562,890
Fair Isaac Corp.(a)	8,340	2,531,357
j2 Global, Inc.	54,468	4,946,784

2019 Annual Report	15

Schedule of Investments (continued)

Company	Shares	U.S. $ Value

Manhattan Associates, Inc.(a)	24,716	$1,993,840
Nuance Communications, Inc.(a)	177,280	2,891,437
Pegasystems, Inc.	25,250	1,718,262
Progress Software Corp.	73,220	2,786,753
Rapid7, Inc.(a)	34,587	1,569,904
SPS Commerce, Inc.(a)	37,680	1,773,598

		30,160,489

Technology Hardware, Storage & Peripherals–0.2%
NCR Corp.(a)	45,390	1,432,508

		142,916,860

Consumer Discretionary–11.6%
Auto Components–0.2%
Stoneridge, Inc.(a)	48,850	1,512,884

Automobiles–0.3%
Thor Industries, Inc.	22,582	1,279,044
Winnebago Industries, Inc.	45,470	1,743,775

		3,022,819

Distributors–0.3%
Core-Mark Holding Co., Inc.	81,668	2,622,768

Diversified Consumer Services–1.7%
Adtalem Global Education, Inc.(a)	79,060	3,011,395
Bright Horizons Family Solutions, Inc.(a)	12,958	1,976,095
Hillenbrand, Inc.	136,280	4,208,327
K12, Inc.(a)	72,110	1,903,704
Strategic Education, Inc.	12,347	1,677,710
WW International, Inc.(a)	80,780	3,055,100

		15,832,331

Hotels, Restaurants & Leisure–2.6%
Bloomin’ Brands, Inc.	149,770	2,835,146
Brinker International, Inc.	67,210	2,867,851
Churchill Downs, Inc.	16,260	2,007,378
Denny’s Corp.(a)	100,130	2,279,459
Papa John’s International, Inc.	72,906	3,816,629
Penn National Gaming, Inc.(a)	90,009	1,676,418
Planet Fitness, Inc.(a)	35,193	2,036,619
Ruth’s Hospitality Group, Inc.	109,000	2,225,235
Texas Roadhouse, Inc.–Class A	40,405	2,122,071
Wingstop, Inc.	33,750	2,945,700

		24,812,506

Household Durables–1.8%
Helen of Troy Ltd.(a)	17,200	2,711,752
Lovesac Co. (The)(a)	91,540	1,709,052
Meritage Homes Corp.(a)	55,760	3,922,716
Skyline Champion Corp.(a)	96,560	2,905,490
Taylor Morrison Home Corp.–Class A(a)	97,200	2,521,368
TopBuild Corp.(a)	32,470	3,131,082

		16,901,460

Internet & Direct Marketing Retail–0.3%
Etsy, Inc.(a)	44,780	2,530,070

Leisure Products–0.7%
Callaway Golf Co.	138,820	2,694,496
MasterCraft Boat Holdings, Inc.(a)	101,165	1,509,888
Sturm Ruger & Co., Inc.	13,900	580,464
YETI Holdings, Inc.(a)	64,064	1,793,792

		6,578,640

Specialty Retail–2.5%
Aaron’s, Inc.	58,004	3,727,337
Children’s Place, Inc. (The)	18,448	1,420,312
Citi Trends, Inc.	63,440	1,160,952
Five Below, Inc.(a)	12,554	1,583,059
Genesco, Inc.(a)	55,844	2,234,877
Lithia Motors, Inc.–Class A	25,100	3,322,738
Signet Jewelers Ltd.	168,090	2,817,188
Sleep Number Corp.(a)	96,233	3,976,348
Williams-Sonoma, Inc.	16,710	1,135,946
Zumiez, Inc.(a)	50,209	1,590,370

		22,969,127

Textiles, Apparel & Luxury Goods–1.2%
Crocs, Inc.(a)	85,154	2,363,875
Deckers Outdoor Corp.(a)	19,740	2,908,886
Fossil Group, Inc.(a)	106,840	1,336,568
Skechers U.S.A., Inc.–Class A(a)	93,622	3,496,782
Vera Bradley, Inc.(a)	131,550	1,328,655

		11,434,766

		108,217,371

Real Estate–7.4%
Equity Real Estate Investment Trusts (REITs)–6.7%
Agree Realty Corp.	14,697	1,075,086
Alexander & Baldwin, Inc.	60,840	1,491,188
American Assets Trust, Inc.	81,600	3,813,984
American Campus Communities, Inc.	40,840	1,963,587
Americold Realty Trust	68,943	2,555,717
Armada Hoffler Properties, Inc.	138,538	2,506,152
CareTrust REIT, Inc.	92,740	2,179,854
CorEnergy Infrastructure Trust, Inc.	63,460	2,996,581
Cousins Properties, Inc.	65,278	2,453,800
CubeSmart	55,990	1,954,051
First Industrial Realty Trust, Inc.	77,170	3,052,845
Getty Realty Corp.	47,570	1,525,094
Innovative Industrial Properties, Inc.	30,918	2,855,896
National Storage Affiliates Trust	72,530	2,420,326
NexPoint Residential Trust, Inc.	33,500	1,566,460
Park Hotels & Resorts, Inc.	120,313	3,004,216
Preferred Apartment Communities, Inc.–Class A	137,393	1,985,329
RLJ Lodging Trust	248,148	4,216,035
Ryman Hospitality Properties, Inc.	47,700	3,902,337
Sabra Health Care REIT, Inc.	142,560	3,273,178
STAG Industrial, Inc.	111,190	3,277,881
Summit Hotel Properties, Inc.	141,660	1,643,256
Sun Communities, Inc.	14,130	2,097,598

16	Bernstein Fund, Inc.

Company	Shares	U.S. $ Value

Sunstone Hotel Investors, Inc.	136,420	$1,874,411
Xenia Hotels & Resorts, Inc.	154,800	3,269,376

		62,954,238

Real Estate Management & Development–0.7%
Marcus & Millichap, Inc.(a)	71,181	2,526,214
RE/MAX Holdings, Inc.–Class A	80,780	2,597,885
RMR Group, Inc. (The)–Class A	38,380	1,745,522

		6,869,621

		69,823,859

Energy–4.0%
Energy Equipment & Services–1.2%
Apergy Corp.(a)	84,040	2,273,282
Cactus, Inc.–Class A(a)	81,190	2,349,638
DMC Global, Inc.	51,850	2,280,363
Matrix Service Co.(a)	125,900	2,157,926
Patterson-UTI Energy, Inc.	238,696	2,040,851

		11,102,060

Oil, Gas & Consumable Fuels–2.8%
Arch Coal, Inc.	29,600	2,196,320
CONSOL Energy, Inc.(a)	107,530	1,680,694
CVR Energy, Inc.	63,610	2,800,748
Delek US Holdings, Inc.	81,310	2,951,553
HollyFrontier Corp.	28,470	1,527,131
Par Pacific Holdings, Inc.(a)	89,807	2,052,988
Peabody Energy Corp.	176,452	2,597,373
QEP Resources, Inc.	205,410	760,017
Renewable Energy Group, Inc.(a)	161,162	2,418,236
REX American Resources Corp.(a)	25,250	1,927,332
SM Energy Co.	234,030	2,267,751
Texas Pacific Land Trust	2,508	1,629,122
W&T Offshore, Inc.(a)	302,640	1,322,537

		26,131,802

		37,233,862

Utilities–3.9%
Electric Utilities–1.6%
ALLETE, Inc.	45,180	3,949,184
Otter Tail Corp.	58,980	3,170,175
PNM Resources, Inc.	17,072	889,109
Portland General Electric Co.	86,070	4,851,766
Spark Energy, Inc.	169,802	1,791,411

		14,651,645

Gas Utilities–0.6%
Chesapeake Utilities Corp.	19,770	1,884,477
New Jersey Resources Corp.	43,100	1,948,982
ONE Gas, Inc.	22,030	2,117,303

		5,950,762

Independent Power and Renewable Electricity Producers–0.7%
Atlantic Power Corp.(a)	655,341	1,533,498

Ormat Technologies, Inc.	45,920	3,411,397
Vistra Energy Corp.	69,494	1,857,574

		6,802,469

Multi-Utilities–0.5%
Avista Corp.	64,971	3,147,195
NorthWestern Corp.	22,770	1,708,889

		4,856,084

Water Utilities–0.5%
AquaVenture Holdings Ltd.(a)	101,253	1,967,346
Consolidated Water Co., Ltd.	143,494	2,366,216

		4,333,562

		36,594,522

Materials–3.9%
Chemicals–1.6%
Huntsman Corp.	121,268	2,820,694
Ingevity Corp.(a)	33,833	2,870,392
Kronos Worldwide, Inc.	81,810	1,011,990
Orion Engineered Carbons SA	172,420	2,881,138
Stepan Co.	10,920	1,059,895
Trinseo SA	100,670	4,323,776

		14,967,885

Construction Materials–0.4%
Summit Materials, Inc.–Class A(a)	148,029	3,286,244

Containers & Packaging–0.4%
Graphic Packaging Holding Co.	135,590	1,999,953
Sealed Air Corp.	37,545	1,558,493

		3,558,446

Metals & Mining–0.8%
Cleveland-Cliffs, Inc.	295,510	2,133,582
Schnitzer Steel Industries, Inc.–Class A	99,487	2,055,401
Warrior Met Coal, Inc.	166,580	3,251,642

		7,440,625

Paper & Forest Products–0.7%
Boise Cascade Co.	56,779	1,850,428
Louisiana-Pacific Corp.	145,126	3,567,197
Verso Corp.(a)	122,430	1,515,683

		6,933,308

		36,186,508

Consumer Staples–2.8%
Beverages–0.4%
Boston Beer Co., Inc. (The)–Class A(a)	9,930	3,615,314

Food & Staples Retailing–0.5%
SpartanNash Co.	87,317	1,032,960
US Foods Holding Corp.(a)	49,860	2,049,246
Village Super Market, Inc.–Class A	80,630	2,132,664

		5,214,870

2019 Annual Report	17

Schedule of Investments (continued)

Company	Shares	U.S. $ Value

Food Products–1.4%
Calavo Growers, Inc.	33,035	$3,144,271
Fresh Del Monte Produce, Inc.	75,168	2,563,980
Hain Celestial Group, Inc. (The)(a)	135,170	2,902,776
John B Sanfilippo & Son, Inc.	23,440	2,264,304
Nomad Foods Ltd.(a)	108,850	2,231,425

		13,106,756

Household Products–0.2%
Central Garden & Pet Co.–Class A(a)	75,531	2,094,097

Personal Products–0.2%
Medifast, Inc.	18,318	1,898,294

Tobacco–0.1%
Turning Point Brands, Inc.	29,060	670,124

		26,599,455

Communication Services–2.2%
Diversified Telecommunication Services–0.3%
Vonage Holdings Corp.(a)	235,380	2,659,794

Entertainment–0.2%
MSG Networks, Inc.(a)	85,430	1,385,675

Media–1.3%
Entravision Communications Corp.–Class A	439,490	1,397,578
Gray Television, Inc.(a)	139,930	2,283,658
Nexstar Media Group, Inc.–Class A	23,610	2,415,539
Sinclair Broadcast Group, Inc.–Class A	54,284	2,320,098
TEGNA, Inc.	267,940	4,161,108

		12,577,981

Wireless Telecommunication Services–0.4%
Shenandoah Telecommunications Co.	64,263	2,041,635
Telephone & Data Systems, Inc.	74,247	1,915,573

		3,957,208

		20,580,658

Total Investments—99.7% (cost $875,870,973)		932,751,959

Other assets less liabilities—0.3%		2,833,773

Net Assets—100.0%		$935,585,732

FUTURES (see Note 3)
Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts

Russell 2000 E Mini Futures	238	December 2019	$18,147,500	$(670,416)

(a)	Non-income producing security.

Glossary:

ADR—American Depositary Receipt

REIT—Real Estate Investment Trust

See notes to financial statements.

18	Bernstein Fund, Inc.

Schedule of Investments

Bernstein Fund, Inc.

Schedule of Investments

International Small Cap Portfolio

September 30, 2019

Company	Shares	U.S. $ Value

COMMON STOCKS–97.8%

Industrials–18.4%
Aerospace & Defense–1.7%
Bombardier, Inc.–Class B(a)	3,359,079	$4,538,439
Embraer SA	1,817,000	7,832,217
Saab AB–Class B	314,951	9,035,641

		21,406,297

Air Freight & Logistics–0.2%
Oesterreichische Post AG	83,587	2,933,480

Airlines–1.1%
Air New Zealand Ltd.	4,622,044	8,107,501
Controladora Vuela Cia de Aviacion SAB de CV–Class A(a)	2,800,270	2,806,797
Wizz Air Holdings PLC(a)(b)	76,398	3,395,188

		14,309,486

Building Products–0.2%
GWA Group Ltd.	1,080,770	2,474,096

Commercial Services & Supplies–3.3%
Befesa SA(b)	166,039	5,932,276
Biffa PLC(b)	2,334,460	6,788,340
Cewe Stiftung & Co. KGAA	29,660	2,491,451
Kokuyo Co., Ltd.	539,446	7,563,394
Rentokil Initial PLC	2,258,807	12,986,861
RPS Group PLC	1,111,640	2,009,054
SPIE SA	152,380	3,049,153

		40,820,529

Construction & Engineering–1.5%
Aecon Group, Inc.	174,400	2,401,069
Burkhalter Holding AG	36,034	2,599,990
Daiho Corp.	78,500	2,080,814
Koninklijke Volkerwessels NV	143,860	2,546,436
Maire Tecnimont SpA	619,440	1,557,712
Mirait Holdings Corp.	112,700	1,704,333
Morgan Sindall Group PLC	195,440	2,926,892
Tokyu Construction Co., Ltd.	132,000	1,014,184
Yurtec Corp.	309,100	1,884,068

		18,715,498

Electrical Equipment–0.7%
TKH Group NV	163,987	8,171,471

Industrial Conglomerates–1.4%
Mytilineos SA	685,222	7,156,242
Rheinmetall AG	84,091	10,636,904

		17,793,146

Machinery–2.1%
Deutz AG	1,003,833	5,819,812
FLSmidth & Co. A/S	147,906	6,434,122

Glory Ltd.	208,348	5,855,943
IMA Industria Macchine Automatiche SpA	33,973	2,377,378
Kardex AG	19,730	2,724,256
Rational AG	4,221	3,026,857

		26,238,368

Professional Services–3.8%
Amadeus Fire AG	20,240	2,238,736
Intertrust NV(b)	450,617	8,815,190
IPH Ltd.	515,650	3,033,305
L&T Technology Services Ltd.(b)	184,102	3,935,776
Meitec Corp.	166,500	8,181,709
NICE Information Service Co., Ltd.	219,190	2,409,821
TeamLease Services Ltd.(a)	69,770	3,004,497
Teleperformance	39,471	8,552,453
UT Group Co., Ltd.	348,400	7,506,596

		47,678,083

Road & Rail–0.3%
Nobina AB(b)	468,060	2,925,176
Sankyu, Inc.	26,500	1,374,937

		4,300,113

Trading Companies & Distributors–1.6%
BOC Aviation Ltd.(b)	837,300	7,727,475
Daiichi Jitsugyo Co., Ltd.	46,200	1,331,695
Inaba Denki Sangyo Co., Ltd.	63,800	2,801,544
SIG PLC	1,757,470	2,717,913
Sojitz Corp.	1,019,200	3,170,604
Yuasa Trading Co., Ltd.	82,600	2,364,492

		20,113,723

Transportation Infrastructure–0.5%
Malaysia Airports Holdings Bhd	2,930,900	6,054,618

		231,008,908

Consumer Discretionary–12.6%
Auto Components–2.7%
Aisan Industry Co., Ltd.	162,400	1,386,094
Cie Plastic Omnium SA	142,850	3,922,031
Faurecia SE	159,334	7,553,393
GUD Holdings Ltd.	413,530	2,809,935
Kasai Kogyo Co., Ltd.	224,100	1,608,240
NGK Spark Plug Co., Ltd.	411,194	7,889,483
Tianneng Power International Ltd.	2,326,000	1,638,710
Toyo Tire Corp.	515,694	6,552,182

		33,360,068

Diversified Consumer Services–0.8%
YDUQS Part	1,188,600	10,321,349

Hotels, Restaurants & Leisure–3.5%
Bloomberry Resorts Corp.	48,303,694	10,115,724
Collins Foods Ltd.	458,780	3,101,777
Greggs PLC	105,290	2,706,889
GVC Holdings PLC	952,949	8,704,610
Kindred Group PLC (SDR)	465,200	2,715,181
Recipe Unlimited Corp.	72,890	1,440,909

2019 Annual Report	19

Schedule of Investments (continued)

Company	Shares	U.S. $ Value

Round One Corp.	144,100	$2,160,945
Sushiro Global Holdings Ltd.	201,420	13,559,655

		44,505,690

Household Durables–0.4%
Dorel Industries, Inc.–Class B	203,490	1,396,176
Haseko Corp.	289,500	3,385,762

		4,781,938

Internet & Direct Marketing Retail–0.2%
Moneysupermarket.com Group PLC	654,618	3,044,318

Leisure Products–1.6%
BRP, Inc.	213,388	8,302,941
Games Workshop Group PLC	49,890	2,889,872
Spin Master Corp.(a)(b)	293,033	8,953,448

		20,146,261

Specialty Retail–1.4%
CECONOMY AG(a)	170,970	924,652
Clas Ohlson AB–Class B	296,750	2,847,206
EDION Corp.	261,900	2,531,555
Geo Holdings Corp.	170,200	2,025,913
Giordano International Ltd.	7,766,000	2,258,555
Kohnan Shoji Co., Ltd.	39,200	867,855
Senao International Co., Ltd.	906,000	893,537
Super Retail Group Ltd.	432,730	2,897,699
T-Gaia Corp.	111,500	2,258,248

		17,505,220

Textiles, Apparel & Luxury Goods–2.0%
Bosideng International Holdings Ltd.	21,688,000	9,235,974
China Lilang Ltd.	2,173,000	1,729,353
Handsome Co., Ltd.	86,230	2,103,356
HUGO BOSS AG	147,617	7,903,230
JNBY Design Ltd.(b)	1,374,500	1,977,235
LF Corp.	101,620	1,716,597

		24,665,745

		158,330,589

Information Technology–11.7%
Communications Equipment–0.2%
VTech Holdings Ltd.	258,800	2,258,668

Electronic Equipment, Instruments & Components–2.3%
AT&S Austria Technologie & Systemtechnik AG	288,944	4,962,992
Egis Technology, Inc.	237,000	2,019,898
Electrocomponents PLC	425,960	3,367,539
Inficon Holding AG	4,440	2,878,865
Kaga Electronics Co., Ltd.	56,100	1,010,118
LEM Holding SA	2,020	2,409,284
Ryoyo Electro Corp.	158,700	2,722,269
Spectris PLC	274,385	8,236,433
Test Research, Inc.	657,000	1,045,911

		28,653,309

IT Services–5.1%
Altran Technologies SA	797,472	12,520,407
CANCOM SE	51,120	2,754,113
Computacenter PLC	125,860	1,996,872
Equiniti Group PLC(b)	2,761,545	7,362,229
Firstsource Solutions Ltd.	7,003,432	4,655,266
Indra Sistemas SA(a)	74,930	648,756
NEC Networks & System Integration Corp.	515,200	14,030,648
NET One Systems Co., Ltd.	73,300	1,988,527
Nihon Unisys Ltd.	378,439	12,232,252
Softcat PLC	240,140	2,958,746
Tieto Oyj	111,010	2,843,392

		63,991,208

Semiconductors & Semiconductor Equipment–3.4%
ASPEED Technology, Inc.	69,000	1,752,211
BE Semiconductor Industries NV	49,244	1,540,416
Dialog Semiconductor PLC(a)	69,410	3,287,318
Hua Hong Semiconductor Ltd.(b)	3,105,000	6,183,120
Machvision, Inc.	196,000	2,037,830
Melexis NV	35,140	2,437,184
Novatek Microelectronics Corp.	1,413,000	8,108,845
SCREEN Holdings Co., Ltd.	178,100	10,607,843
Siltronic AG	83,607	6,351,585
Sino-American Silicon Products, Inc.	353,000	932,661

		43,239,013

Software–0.4%
Enghouse Systems Ltd.	106,100	2,923,086
SimCorp A/S	21,310	1,871,625

		4,794,711

Technology Hardware, Storage & Peripherals–0.3%
Aten International Co., Ltd.	868,000	2,403,591
Gigabyte Technology Co., Ltd.	630,000	1,007,573
Roland DG Corp.	40,200	745,777

		4,156,941

		147,093,850

Financials–10.8%
Banks–4.6%
Bank Pembangunan Daerah Jawa Timur Tbk PT	58,915,000	2,636,662
Hokuhoku Financial Group, Inc.	159,500	1,550,619
Israel Discount Bank Ltd.–Class A	2,811,447	12,356,842
Kiatnakin Bank PCL	1,197,700	2,584,541
Miyazaki Bank Ltd. (The)	96,500	2,173,374
NIBC Holding NV(b)	302,470	2,366,095
Norwegian Finans Holding ASA(a)	1,313,573	11,084,925
Shikoku Bank Ltd. (The)	154,200	1,406,479
Spar Nord Bank A/S	317,550	2,860,289
SpareBank 1 Nord Norge	363,790	2,716,313
SpareBank 1 SMN	260,180	2,818,305
SpareBank 1 SR-Bank ASA	658,431	7,169,112
Tisco Financial Group PCL	846,400	2,836,554

20	Bernstein Fund, Inc.

Company	Shares	U.S. $ Value

TOMONY Holdings, Inc.	314,300	$1,023,931
Towa Bank Ltd. (The)	280,800	2,066,008

		57,650,049

Capital Markets–2.8%
Alaris Royalty Corp.	167,660	2,491,773
Ashmore Group PLC	462,670	2,878,539
Bolsa Mexicana de Valores SAB de CV	1,423,350	2,686,723
Euronext NV(b)	42,592	3,487,473
Intermediate Capital Group PLC	474,636	8,487,230
Kyokuto Securities Co., Ltd.	90,300	722,543
Man Group PLC/Jersey	1,469,790	3,155,520
TP ICAP PLC	2,131,302	8,922,367
Warsaw Stock Exchange	277,360	2,776,617

		35,608,785

Consumer Finance–0.9%
Jaccs Co., Ltd.	131,700	2,791,888
Muthoot Finance Ltd.	702,678	6,755,783
Sun Hung Kai & Co., Ltd.	4,673,000	2,022,070

		11,569,741

Insurance–1.5%
ASR Nederland NV	240,323	8,867,814
Beazley PLC	849,796	6,494,590
Panin Financial Tbk PT(a)	109,390,000	2,388,144
Unipol Gruppo SpA	287,980	1,533,419

		19,283,967

Thrifts & Mortgage Finance–1.0%
Charter Court Financial Services Group PLC(b)	749,290	2,786,900
Deutsche Pfandbriefbank AG(b)	232,220	2,831,188
Genworth MI Canada, Inc.	87,391	3,469,650
OneSavings Bank PLC	618,720	2,810,199

		11,897,937

		136,010,479

Consumer Staples–9.5%
Beverages–1.5%
Carlsberg Brewery Malaysia Bhd	471,700	2,958,328
Coca-Cola Bottlers Japan Holdings, Inc.	332,600	7,478,881
Royal Unibrew A/S	107,520	8,858,572

		19,295,781

Food & Staples Retailing–0.5%
Arcs Co., Ltd.	117,500	2,470,613
Axfood AB	139,420	2,960,082
cocokara fine, Inc.	26,700	1,442,447

		6,873,142

Food Products–6.7%
Astral Foods Ltd.	240,250	2,331,908
Austevoll Seafood ASA	720,670	6,843,817
Calbee, Inc.	289,600	9,033,523
Feed One Co., Ltd.	1,471,100	2,211,423
Greencore Group PLC	3,637,595	10,084,074
Maeil Dairies Co., Ltd.	37,310	2,872,759

Morinaga Milk Industry Co., Ltd.	208,924	7,985,911
Nichirei Corp.	416,039	9,505,843
Orion Corp./Republic of Korea	98,658	8,106,036
Scandi Standard AB	422,020	2,953,782
Showa Sangyo Co., Ltd.	95,700	2,717,213
Uni-President China Holdings Ltd.	9,082,000	9,798,625
Yihai International Holding Ltd.(a)	1,561,000	9,278,637

		83,723,551

Personal Products–0.8%
TCI Co., Ltd.	1,011,024	10,169,764

		120,062,238

Real Estate–8.6%
Equity Real Estate Investment Trusts (REITs)–3.9%
AEON REIT Investment Corp.	1,302	1,792,997
Allied Properties Real Estate Investment Trust	167,605	6,777,069
Dream Global Real Estate Investment Trust	161,970	2,031,884
Frasers Logistics & Industrial Trust(b)	2,036,400	1,826,998
Green REIT PLC	876,430	1,820,755
H&R Real Estate Investment Trust	468,580	8,180,741
Heiwa Real Estate REIT, Inc.	1,527	1,965,882
Immobiliare Grande Distribuzione SIIQ SpA	275,830	1,689,602
Inmobiliaria Colonial Socimi SA	566,384	6,833,430
Invincible Investment Corp.	3,133	1,934,789
Kenedix Residential Next Investment Corp.	953	1,879,118
Killam Apartment Real Estate Investment Trust	700,698	10,593,638
Mapletree North Asia Commercial Trust(b)	1,844,100	1,762,269

		49,089,172

Real Estate Management & Development–4.7%
ADO Properties SA(b)	197,625	8,142,174
Altus Group Ltd./Canada	39,790	1,199,842
BR Properties SA(a)	681,300	1,933,243
CA Immobilien Anlagen AG	362,353	12,855,517
China Overseas Property Holdings Ltd.	5,215,000	2,575,231
Dongwon Development Co., Ltd.	693,495	2,552,517
Greenland Hong Kong Holdings Ltd.	4,755,000	1,626,277
Hung Sheng Construction Ltd.(a)	972,600	623,648
Nexity SA	63,040	3,000,853
Origin Property PCL–Class F	9,383,200	2,392,969
Road King Infrastructure Ltd.	1,302,000	2,199,383
TLG Immobilien AG	333,569	9,071,162
UOL Group Ltd.	1,494,200	8,114,174
Watkin Jones PLC	1,082,430	2,994,528

		59,281,518

		108,370,690

Communication Services–6.8%
Diversified Telecommunication Services–1.9%
Cogeco Communications, Inc.	124,706	10,050,089
Masmovil Ibercom SA(a)	380,131	7,717,506
Megacable Holdings SAB de CV	1,478,990	5,957,480

		23,725,075

2019 Annual Report	21

Schedule of Investments (continued)

Company	Shares	U.S. $ Value

Entertainment–3.2%
Akatsuki, Inc.	175,700	$10,891,225
Capcom Co., Ltd.	32,700	870,330
Entertainment One Ltd.	2,225,574	15,477,172
Soft-World International Corp.	505,000	1,337,399
Toei Animation Co., Ltd.	244,758	11,132,587

		39,708,713

Interactive Media & Services–0.3%
Addcn Technology Co., Ltd.	119,000	947,045
Mixi, Inc.	124,700	2,632,630

		3,579,675

Media–1.2%
APG SGA SA	9,414	2,545,768
Corus Entertainment, Inc.–Class B	719,520	2,872,975
IPSOS	106,011	3,019,861
Mediaset Espana Comunicacion SA	456,290	2,941,171
oOh!media Ltd.	2,104,792	4,067,953

		15,447,728

Wireless Telecommunication Services–0.2%
Orange Belgium SA	117,160	2,418,379

		84,879,570

Materials–6.5%
Chemicals–1.4%
AECI Ltd.	424,710	2,690,998
China General Plastics Corp.	1,429,612	915,293
Dongyue Group Ltd.	2,004,000	937,886
Ercros SA	344,170	771,458
Nantex Industry Co., Ltd.	2,464,597	2,487,592
Tosoh Corp.	537,200	7,156,491
Ube Industries Ltd.	132,000	2,681,605

		17,641,323

Construction Materials–0.2%
CSR Ltd.	974,960	2,812,503

Metals & Mining–4.4%
APERAM SA	237,784	5,779,433
BlueScope Steel Ltd.	891,803	7,243,562
Granges AB	274,662	2,802,947
Labrador Iron Ore Royalty Corp.	118,420	2,201,520
Largo Resources Ltd.(a)	1,824,240	2,024,103
Lundin Mining Corp.	1,218,043	5,727,749
Mitsui Mining & Smelting Co., Ltd.	125,900	3,005,556
Nippon Light Metal Holdings Co., Ltd.	525,700	949,041
Northern Star Resources Ltd.	1,096,887	8,152,065
OZ Minerals Ltd.	1,294,358	8,407,394
Sims Metal Management Ltd.	374,702	2,633,299
Stelco Holdings, Inc.	243,240	1,700,119
Yamato Kogyo Co., Ltd.	214,383	5,344,517

		55,971,305

Paper & Forest Products–0.5%
Nippon Paper Industries Co., Ltd.	81,000	1,323,580
Norbord, Inc.	119,910	2,874,545
Western Forest Products, Inc.	1,798,960	1,629,431

		5,827,556

		82,252,687

Health Care–5.9%
Biotechnology–0.7%
BioGaia AB–Class B	64,930	2,851,470
Hugel, Inc.(a)	18,584	5,981,558

		8,833,028

Health Care Equipment & Supplies–2.4%
Ansell Ltd.	531,954	9,847,207
Arjo AB–Class B	700,620	2,654,386
Getinge AB–Class B	874,879	12,229,095
St. Shine Optical Co., Ltd.	351,000	5,005,452

		29,736,140

Health Care Providers & Services–1.1%
Galenica AG(a)(b)	59,720	3,430,071
Humana AB	475,850	2,683,888
Medical Facilities Corp.	283,450	1,718,008
Qualicorp Consultoria e Corretora de Seguros SA	486,100	3,638,482
Vital KSK Holdings, Inc.	277,500	2,695,587

		14,166,036

Health Care Technology–0.1%
Ascom Holding AG	138,381	1,431,635

Pharmaceuticals–1.6%
Almirall SA	340,708	5,960,357
Boiron SA	61,480	2,177,830
Chong Kun Dang Pharmaceutical Corp.	14,406	1,003,662
Daewon Pharmaceutical Co., Ltd.	13,947	177,698
Faes Farma SA	565,876	2,889,460
Huons Co., Ltd.	31,580	1,117,435
Samjin Pharmaceutical Co., Ltd.	59,239	1,245,927
Tsumura & Co.	192,578	5,174,434

		19,746,803

		73,913,642

Energy–3.6%
Energy Equipment & Services–0.2%
Kvaerner ASA	1,923,140	2,460,735

Oil, Gas & Consumable Fuels–3.4%
Aker BP ASA	242,693	6,466,712
Beach Energy Ltd.	5,972,183	10,194,009
Itochu Enex Co., Ltd.	310,500	2,367,390
Motor Oil Hellas Corinth Refineries SA	485,124	11,321,259
Parex Resources, Inc.(a)	180,330	2,763,105
Pilipinas Shell Petroleum Corp.	2,869,100	1,787,998

22	Bernstein Fund, Inc.

Company	Shares	U.S. $ Value

Premier Oil PLC(a)	5,006,183	$4,785,391
Saras SpA	1,368,060	2,339,778
Whitehaven Coal Ltd.	254,600	535,457

		42,561,099

		45,021,834

Utilities–3.4%
Electric Utilities–1.5%
Contact Energy Ltd.	1,614,255	8,633,543
Genesis Energy Ltd.	4,780,205	10,239,065

		18,872,608

Gas Utilities–0.2%
Shizuoka Gas Co., Ltd.	322,400	2,749,915

Independent Power and Renewable Electricity Producers–1.0%
Capital Power Corp.	429,429	9,944,433
First Gen Corp.	5,327,700	2,529,101

		12,473,534

Multi-Utilities–0.7%
Hera SpA	808,310	3,317,049

Iren SpA	1,064,190	3,103,931
Telecom Plus PLC	169,010	2,552,179

		8,973,159

		43,069,216

Total Common Stocks (cost $1,190,304,589)		1,230,013,703

SHORT-TERM INVESTMENTS–2.4%
Investment Companies–2.4%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 1.89%(c)(d)(e) (cost $29,939,901)	29,939,901	29,939,901

Total Investments—100.2% (cost $1,220,244,490)		1,259,953,604

Other assets less liabilities—(0.2)%		(2,629,995)

Net Assets—100.0%		$1,257,323,609

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

Bank of America, NA	USD	3,550	INR	252,647	10/24/19	$15,665

Bank of America, NA	NZD	28,486	USD	18,313	12/16/19	445,029

Bank of America, NA	USD	1,742	AUD	2,535	12/16/19	(27,322)

Barclays Bank PLC	CNY	137,390	USD	19,980	10/17/19	638,258

Barclays Bank PLC	USD	5,586	CNY	38,466	10/17/19	(170,817)

Barclays Bank PLC	INR	253,025	USD	3,533	10/24/19	(38,023)

Barclays Bank PLC	USD	3,529	CLP	2,508,873	11/14/19	(85,531)

Barclays Bank PLC	CAD	14,107	USD	10,700	12/16/19	38,483

Barclays Bank PLC	USD	19,712	CHF	19,326	12/16/19	(220,156)

Barclays Bank PLC	USD	8,935	GBP	7,131	12/16/19	(140,505)

Citibank, NA	USD	19,508	INR	1,353,922	10/24/19	(401,172)

Citibank, NA	USD	2,361	RUB	152,291	11/14/19	(24,917)

Citibank, NA	PHP	270,933	USD	5,200	12/06/19	(16,486)

Citibank, NA	NOK	128,432	USD	14,353	12/16/19	219,204

Citibank, NA	USD	17,874	GBP	14,394	12/16/19	(121,880)

Citibank, NA	USD	7,287	SEK	70,361	12/16/19	(102,994)

Natwest Markets PLC	USD	3,031	KRW	3,661,824	10/30/19	24,843

Natwest Markets PLC	USD	3,049	EUR	2,742	12/16/19	(43,137)

Natwest Markets PLC	USD	28,714	JPY	3,061,181	12/16/19	(253,250)

Natwest Markets PLC	USD	2,177	TRY	13,002	12/16/19	70,084

State Street Bank & Trust Co.	USD	5,804	KRW	7,001,506	10/30/19	39,307

State Street Bank & Trust Co.	USD	6,790	TWD	211,076	11/27/19	38,254

State Street Bank & Trust Co.	EUR	9,706	USD	10,770	12/16/19	129,828

2019 Annual Report	23

Schedule of Investments (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

State Street Bank & Trust Co.	GBP	3,552	USD	4,383	12/16/19	$2,414

State Street Bank & Trust Co.	NOK	68,011	USD	7,501	12/16/19	16,292

State Street Bank & Trust Co.	USD	4,849	THB	148,320	12/16/19	7,329

State Street Bank & Trust Co.	USD	11,018	ZAR	164,072	12/17/19	(290,288)

UBS AG	EUR	40,994	USD	45,598	12/16/19	659,053

						$407,565

(a)	Non-income producing security.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2019, the aggregate market value of these securities amounted to $90,628,621 or 7.2% of net assets.
(c)	Affiliated investments.
(d)	The rate shown represents the 7-day yield as of period end.
(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

CLP—Chilean Peso

CNY—Chinese Yuan Renminbi

EUR—Euro

GBP—Great British Pound

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

NOK—Norwegian Krone

NZD—New Zealand Dollar

PHP—Philippine Peso

RUB—Russian Ruble

SEK—Swedish Krona

THB—Thailand Baht

TRY—Turkish Lira

TWD—New Taiwan Dollar

USD—United States Dollar

ZAR—South African Rand

Glossary:

REIT—Real Estate Investment Trust

SDR—Swedish Depositary Receipt

See notes to financial statements.

24	Bernstein Fund, Inc.

Schedule of Investments

Bernstein Fund, Inc.

Schedule of Investments

International Strategic Equities Portfolio

September 30, 2019

Company	Shares	U.S. $ Value

COMMON STOCKS–98.9%

Financials–17.1%
Banks–7.8%
Bank Hapoalim BM(a)	2,848,240	$22,442,221
China CITIC Bank Corp., Ltd.–Class H	76,369,000	40,717,119
DBS Group Holdings Ltd.	2,292,800	41,479,293
Erste Group Bank AG(a)	842,460	27,842,951
Hana Financial Group, Inc.	1,489,730	43,853,115
Jyske Bank A/S(a)	824,600	26,627,644
KB Financial Group, Inc.	532,470	19,004,639
Mitsubishi UFJ Financial Group, Inc.	6,440,100	32,798,525
Sumitomo Mitsui Financial Group, Inc.	946,100	32,509,998
Turkiye Garanti Bankasi AS(a)	20,118,430	36,325,266

		323,600,771

Capital Markets–1.8%
B3 SA–Brasil Bolsa Balcao	1,785,200	18,745,900
Partners Group Holding AG	44,240	33,974,378
Singapore Exchange Ltd.	3,649,000	22,386,738

		75,107,016

Diversified Financial Services–2.1%
Fubon Financial Holding Co., Ltd.	25,233,000	36,227,430
ORIX Corp.	3,435,600	51,393,105

		87,620,535

Insurance–4.9%
AIA Group Ltd.	3,851,400	36,322,712
Allianz SE	86,450	20,123,132
ASR Nederland NV	1,334,640	49,247,632
NN Group NV	1,173,390	41,583,269
Swiss Re AG	542,630	56,620,052

		203,896,797

Thrifts & Mortgage Finance–0.5%
Housing Development Finance Corp., Ltd.	796,470	22,231,270

		712,456,389

Consumer Discretionary–12.7%
Automobiles–1.6%
Peugeot SA	2,616,850	65,313,270

Diversified Consumer Services–2.7%
New Oriental Education & Technology Group, Inc. (Sponsored ADR)(a)	453,130	50,188,679
YDUQS Part	6,968,400	60,510,926

		110,699,605

Hotels, Restaurants & Leisure–1.6%
Compass Group PLC	1,418,390	36,498,997

OPAP SA	2,753,690	28,327,044

		64,826,041

Household Durables–1.1%
Auto Trader Group PLC	7,570,940	47,452,083

Internet & Direct Marketing Retail–1.8%
Alibaba Group Holding Ltd. (Sponsored ADR)(a)	455,310	76,141,491

Multiline Retail–1.0%
Wesfarmers Ltd.	1,614,110	43,367,621

Textiles, Apparel & Luxury Goods–2.9%
adidas AG	229,970	71,599,851
LVMH Moet Hennessy Louis Vuitton SE	72,990	28,959,485
Moncler SpA	519,860	18,529,563

		119,088,899

		526,889,010

Consumer Staples–12.4%
Beverages–1.2%
Pernod Ricard SA	273,990	48,764,979

Food & Staples Retailing–1.7%
Coles Group Ltd.	3,070,430	31,921,748
Tesco PLC	13,352,040	39,474,893

		71,396,641

Food Products–6.9%
Calbee, Inc.	696,600	21,729,118
Nestle SA	1,357,250	147,199,808
Orkla ASA	6,594,410	60,004,586
Salmar ASA	669,000	29,370,728
WH Group Ltd.(b)	32,117,500	28,763,084

		287,067,324

Household Products–0.8%
Reckitt Benckiser Group PLC	410,050	32,016,448

Personal Products–1.3%
TCI Co., Ltd.	1,538,503	15,475,609
Unilever PLC	683,720	41,092,901

		56,568,510

Tobacco–0.5%
British American Tobacco PLC	540,670	19,967,063

		515,780,965

Information Technology–12.4%
Electronic Equipment, Instruments & Components–0.5%
Keyence Corp.	34,900	21,723,698

IT Services–2.7%
Amadeus IT Group SA–Class A	246,570	17,667,133
Capgemini SE	617,360	72,694,862
Otsuka Corp.	519,500	20,791,174

		111,153,169

2019 Annual Report	25

Schedule of Investments (continued)

Company	Shares	U.S. $ Value

Semiconductors & Semiconductor Equipment–3.7%
ASML Holding NV	322,690	$80,031,463
Nanya Technology Corp.	13,112,000	34,056,921
SK Hynix, Inc.	599,410	41,167,645

		155,256,029

Software–4.4%
Check Point Software Technologies Ltd.(a)	453,280	49,634,160
Constellation Software, Inc./Canada	67,900	67,812,873
Nice Ltd.(a)	203,640	29,350,365
Oracle Corp. Japan–Japan	407,300	35,506,842

		182,304,240

Technology Hardware, Storage & Peripherals–1.1%
Samsung Electronics Co., Ltd.	1,051,880	43,068,204

		513,505,340

Industrials–11.0%
Aerospace & Defense–1.4%
Leonardo SpA	4,987,360	58,626,482

Airlines–2.5%
Japan Airlines Co., Ltd.	1,882,400	55,906,164
Qantas Airways Ltd.	11,600,592	49,298,767

		105,204,931

Industrial Conglomerates–0.5%
NWS Holdings Ltd.	13,186,000	20,423,372

Machinery–1.9%
IHI Corp.	1,131,800	24,793,000
Sany Heavy Industry Co., Ltd.	26,588,824	53,265,147

		78,058,147

Professional Services–1.9%
Recruit Holdings Co., Ltd.	687,800	21,014,693
RELX PLC	1,501,920	35,710,984
Wolters Kluwer NV	283,560	20,689,959

		77,415,636

Road & Rail–1.0%
Aurizon Holdings Ltd.	10,902,670	43,461,827

Trading Companies & Distributors–1.8%
AerCap Holdings NV(a)	943,020	51,630,345
BOC Aviation Ltd.(b)	2,441,600	22,533,623

		74,163,968

		457,354,363

Health Care–8.3%
Health Care Equipment & Supplies–1.3%
Cochlear Ltd.	254,470	35,810,164
Koninklijke Philips NV	429,710	19,856,501

		55,666,665

Health Care Providers & Services–0.6%
Sonic Healthcare Ltd.	1,289,992	24,459,580

Pharmaceuticals–6.4%
Astellas Pharma, Inc.	3,946,000	56,444,209

Novo Nordisk A/S–Class B	1,618,700	83,648,189
Roche Holding AG	435,590	126,828,322

		266,920,720

		347,046,965

Utilities–6.2%
Electric Utilities–5.7%
Centrais Eletricas Brasileiras SA	3,028,000	29,260,087
Cia de Transmissao de Energia Eletrica Paulista (Preference Shares)	6,179,400	36,734,782
Contact Energy Ltd.	3,936,870	21,055,618
EDP–Energias de Portugal SA	13,452,000	52,204,929
Enel SpA	13,218,050	98,729,522

		237,984,938

Independent Power and Renewable Electricity Producers–0.5%
China Yangtze Power Co., Ltd.–Class A	7,969,887	20,371,315

		258,356,253

Energy–6.1%
Oil, Gas & Consumable Fuels–6.1%
LUKOIL PJSC (Sponsored ADR) (London)	659,420	54,469,567
Petroleo Brasileiro SA (Preference Shares)	4,616,200	30,608,385
Repsol SA	4,708,824	73,438,753
Royal Dutch Shell PLC–Class B	1,881,100	55,596,714
Tatneft PJSC (Sponsored ADR) (London)(c)	608,390	38,596,373

		252,709,792

Materials–6.0%
Chemicals–2.2%
Covestro AG(b)	679,400	33,618,113
Tosoh Corp.	4,463,200	59,458,022

		93,076,135

Construction Materials–1.0%
Huaxin Cement Co., Ltd.	9,502,352	25,130,003
Taiwan Cement Corp.	12,449,000	15,906,137

		41,036,140

Metals & Mining–2.8%
Evolution Mining Ltd.	10,306,090	31,443,713
Glencore PLC(a)	9,622,560	28,998,038
Newcrest Mining Ltd.	815,050	18,807,813
POSCO	82,290	15,598,716
Rio Tinto Ltd.	341,980	21,419,897

		116,268,177

		250,380,452

Communication Services–4.4%
Diversified Telecommunication Services–2.9%
China Unicom Hong Kong Ltd.	44,232,000	46,827,312
Nippon Telegraph & Telephone Corp.	1,540,300	73,693,612

		120,520,924

26	Bernstein Fund, Inc.

Company	Shares	U.S. $ Value

Interactive Media & Services–1.5%
Kakaku.com, Inc.	898,700	$22,200,998
Tencent Holdings Ltd.	955,100	39,949,817

		62,150,815

		182,671,739

Real Estate–2.3%
Equity Real Estate Investment Trusts (REITs)–2.3%
H&R Real Estate Investment Trust	2,956,486	51,616,048
Merlin Properties Socimi SA	1,576,230	22,006,263
Nippon Building Fund, Inc.	2,861	21,981,486

		95,603,797

Total Common Stocks (cost $3,932,633,595)		4,112,755,065

SHORT-TERM INVESTMENTS–0.5%
Investment Companies–0.5%
AB Fixed Income Shares, Inc.– Government Money Market Portfolio–Class AB, 1.89%(d)(e)(f) (cost $19,509,616)	19,509,616	19,509,616

Total Investments—99.4% (cost $3,952,143,211)		4,132,264,681

Other assets less liabilities—0.6%		23,761,405

Net Assets—100.0%		$4,156,026,086

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

Bank of America, NA	AUD	204,178	USD	140,173	10/16/19	$2,293,425

Bank of America, NA	ILS	304,853	USD	86,444	10/16/19	(1,313,287)

Bank of America, NA	JPY	2,099,714	USD	19,468	10/16/19	31,243

Bank of America, NA	USD	23,265	AUD	33,893	10/16/19	(377,781)

Bank of America, NA	USD	7,505	EUR	6,830	10/16/19	(52,871)

Bank of America, NA	USD	10,406	CNY	74,348	10/17/19	61,221

Bank of America, NA	USD	9,603	CNY	67,948	10/17/19	(37,461)

Bank of America, NA	KRW	33,375,673	USD	27,604	10/30/19	(252,366)

Barclays Bank PLC	CHF	19,838	USD	20,067	10/16/19	166,184

Barclays Bank PLC	EUR	8,301	USD	9,191	10/16/19	134,059

Barclays Bank PLC	JPY	902,272	USD	8,355	10/16/19	2,440

Barclays Bank PLC	SGD	63,720	USD	46,202	10/16/19	93,207

Barclays Bank PLC	USD	4,987	AUD	7,248	10/16/19	(92,186)

Barclays Bank PLC	USD	22,442	EUR	20,266	10/16/19	(329,920)

Barclays Bank PLC	USD	6,591	GBP	5,381	10/16/19	28,763

Barclays Bank PLC	USD	25,453	MXN	501,425	10/16/19	(103,265)

Barclays Bank PLC	USD	33,050	THB	1,012,363	10/16/19	57,035

Barclays Bank PLC	USD	7,981	CLP	5,673,784	11/14/19	(193,428)

Barclays Bank PLC	USD	22,057	IDR	317,241,975	11/21/19	188,022

Citibank, NA	BRL	352,288	USD	84,608	10/02/19	(179,596)

Citibank, NA	USD	84,602	BRL	352,288	10/02/19	185,525

Citibank, NA	AUD	9,663	USD	6,592	10/16/19	66,653

Citibank, NA	CHF	80,144	USD	80,985	10/16/19	586,800

Citibank, NA	CNY	65,367	USD	9,225	10/16/19	21,635

Citibank, NA	JPY	5,534,224	USD	51,258	10/16/19	28,310

Citibank, NA	NZD	23,769	USD	15,295	10/16/19	405,843

Citibank, NA	PLN	46,926	USD	11,948	10/16/19	243,983

Citibank, NA	USD	80,716	GBP	65,330	10/16/19	(343,514)

Citibank, NA	USD	5,743	JPY	609,703	10/16/19	(99,411)

2019 Annual Report	27

Schedule of Investments (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

Citibank, NA	USD	37,095	NOK	332,141	10/16/19	$(576,690)

Citibank, NA	USD	11,961	PLN	46,926	10/16/19	(257,389)

Citibank, NA	USD	66,365	SEK	645,313	10/16/19	(751,387)

Citibank, NA	USD	17,547	ZAR	257,805	10/16/19	(555,254)

Citibank, NA	CNY	268,923	USD	38,286	10/17/19	426,487

Citibank, NA	USD	62,286	INR	4,322,939	10/24/19	(1,280,903)

Citibank, NA	RUB	1,950,618	USD	30,236	11/14/19	319,150

Citibank, NA	TWD	269,896	USD	8,759	11/27/19	27,445

Credit Suisse International	BRL	310,665	USD	74,600	10/02/19	(169,670)

Credit Suisse International	USD	74,348	BRL	310,665	10/02/19	421,403

Credit Suisse International	TRY	104,432	USD	18,174	10/16/19	(222,336)

Credit Suisse International	BRL	310,665	USD	74,205	11/04/19	(392,890)

Morgan Stanley Capital Services, Inc.	CHF	524	USD	530	10/16/19	4,400

Morgan Stanley Capital Services, Inc.	TRY	53,200	USD	9,108	10/16/19	(263,489)

Morgan Stanley Capital Services, Inc.	USD	38,171	ZAR	564,106	10/16/19	(992,012)

Morgan Stanley Capital Services, Inc.	CNY	96,747	USD	14,066	10/17/19	445,970

Morgan Stanley Capital Services, Inc.	TWD	179,490	USD	5,815	11/27/19	8,627

Morgan Stanley Capital Services, Inc.	USD	37,341	TWD	1,161,193	11/27/19	224,468

Morgan Stanley Capital Services, Inc.	USD	23,347	MYR	98,115	2/13/20	2,479

Societe Generale	EUR	181,981	USD	201,622	10/16/19	3,061,653

Societe Generale	HKD	112,517	USD	14,374	10/16/19	14,810

Societe Generale	NOK	687,673	USD	76,661	10/16/19	1,053,442

Societe Generale	THB	687,748	USD	22,514	10/16/19	22,184

Societe Generale	USD	11,294	AUD	16,609	10/16/19	(77,806)

Societe Generale	USD	192,080	JPY	20,575,514	10/16/19	(1,613,008)

State Street Bank & Trust Co.	BRL	28,481	USD	6,834	10/02/19	(20,642)

State Street Bank & Trust Co.	JPY	3,067,369	USD	28,525	10/16/19	130,924

State Street Bank & Trust Co.	USD	16,277	CAD	21,573	10/16/19	10,556

State Street Bank & Trust Co.	USD	159,672	CAD	210,302	10/16/19	(896,176)

State Street Bank & Trust Co.	USD	39,653	GBP	31,728	10/16/19	(619,411)

UBS AG	EUR	8,227	USD	9,103	10/16/19	126,729

UBS AG	JPY	709,580	USD	6,598	10/16/19	29,327

UBS AG	USD	9,128	AUD	13,341	10/16/19	(118,917)

UBS AG	USD	2,882	EUR	2,603	10/16/19	(42,073)

UBS AG	USD	14,359	HKD	112,517	10/16/19	279

UBS AG	USD	26,218	CNY	184,965	10/17/19	(177,935)

UBS AG	USD	7,122	INR	514,606	10/24/19	139,977

						$(1,338,416)

28	Bernstein Fund, Inc.

(a)	Non-income producing security.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2019, the aggregate market value of these securities amounted to $84,914,820 or 2.0% of net assets.
(c)	Illiquid security.
(d)	Affiliated investments.
(e)	The rate shown represents the 7-day yield as of period end.
(f)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Currency Abbreviations:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CLP—Chilean Peso

CNY—Chinese Yuan Renminbi

EUR—Euro

GBP—Great British Pound

HKD—Hong Kong Dollar

IDR—Indonesian Rupiah

ILS—Israeli Shekel

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

MYR—Malaysian Ringgit

NOK—Norwegian Krone

NZD—New Zealand Dollar

PLN—Polish Zloty

RUB—Russian Ruble

SEK—Swedish Krona

SGD—Singapore Dollar

THB—Thailand Baht

TRY—Turkish Lira

TWD—New Taiwan Dollar

USD—United States Dollar

ZAR—South African Rand

Glossary:

ADR—American Depositary Receipt

PJSC—Public Joint Stock Company

See notes to financial statements.

2019 Annual Report	29

Statement of Assets and Liabilities—September 30, 2019

	SMALL CAP CORE PORTFOLIO	INTERNATIONAL SMALL CAP PORTFOLIO	INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO

ASSETS

Investments in securities at value

Unaffiliated issuers	$932,751,959	$1,230,013,703	$4,112,755,065

Affiliated issuers	0	29,939,901	19,509,616

Foreign currencies, at value (a)	0	6,084,022	10,727,367

Cash collateral due from broker	850,850	575,000	1,180,000

Receivables:

Unaffiliated interest and dividends	908,632	3,034,481	12,203,505

Affiliated dividends	4,122	47,186	81,051

Foreign withholding tax reclaims	0	1,667,796	4,977,601

Investment securities sold and foreign currency transactions	3,976,282	2,088,892	15,555

Capital shares sold	653,295	1,420,238	4,204,767

Variation margin on futures	10,733	0	0

Unrealized appreciation of forward currency exchange contracts	0	2,344,043	11,064,658

Total assets	939,155,873	1,277,215,262	4,176,719,185

LIABILITIES

Due to custodian	2,023,529	0	0

Cash collateral due to broker	0	424,000	927,000

Payables:

Investment securities purchased and foreign currency transactions	649,735	16,162,253	4,020,486

Management fee	579,808	972,598	2,266,028

Capital shares redeemed	178,076	130,106	830,393

Transfer Agent fee	23,313	20,325	34,061

Shareholder servicing fee	1,681	12,511	33,808

Accrued expenses	113,999	233,382	178,249

Unrealized depreciation of forward currency exchange contracts	0	1,936,478	12,403,074

Total liabilities	3,570,141	19,891,653	20,693,099

NET ASSETS	$935,585,732	$1,257,323,609	$4,156,026,086

Cost of investments

Unaffiliated issuers	$875,870,973	$1,190,304,589	$3,932,633,595

Affiliated issuers	0	29,939,901	19,509,616

NET ASSETS CONSIST OF:

Capital stock, at par	$8,647	$12,059	$35,731

Additional paid-in capital	886,570,824	1,279,469,108	4,093,990,845

Distributable earnings (accumulated loss) (b)	49,006,261	(22,157,558)	61,999,510

	$935,585,732	$1,257,323,609	$4,156,026,086

(a) Cost: $0, $6,108,614 and $10,774,789, respectively. (Note 1)

(b) Net of accrued foreign capital gains taxes of $0, $93,871 and $0, respectively.

See Notes to Financial Statements.

30	Bernstein Fund, Inc.

	SMALL CAP CORE PORTFOLIO	INTERNATIONAL SMALL CAP PORTFOLIO	INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO

CALCULATION OF MAXIMUM OFFERING PRICE

SCB Class Shares

Net Assets	$8,692,384	$64,993,201	$175,497,373

Shares of capital stock outstanding	806,103	6,248,047	15,137,121

Net asset value, offering and redemption price per share	$10.78	$10.40	$11.59

Advisor Class Shares

Net Assets	$734,733,335	$791,764,489	$2,621,316,094

Shares of capital stock outstanding	67,899,834	75,919,032	225,419,495

Net asset value and offering price per share	$10.82	$10.43	$11.63

Class Z Shares

Net Assets	$192,160,013	$400,565,919	$1,359,212,619

Shares of capital stock outstanding	17,765,868	38,418,988	116,751,870

Net asset value and offering price per share	$10.82	$10.43	$11.64

2019 Annual Report	31

Statement of Operations—for the year ended September 30, 2019

	SMALL CAP CORE PORTFOLIO	INTERNATIONAL SMALL CAP PORTFOLIO	INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO

INVESTMENT INCOME

Income:

Dividends

Unaffiliated issuers (a)	$12,221,786	$34,476,802	$122,178,258

Affiliated issuers	59,407	654,695	1,370,849

Interest	17,054	0	0

Total income	12,298,247	35,131,497	123,549,107

Expenses:

Management fee (see Note 2A)	7,394,225	12,274,444	28,515,966

Shareholder servicing fee (see Note 2B)	22,796	161,892	422,140

Custodian fee	164,139	326,591	609,134

Transfer Agent fee—Non-Retail Class	4,172	18,445	14,680

Transfer Agent fee—Advisor Class	332,317	218,354	217,417

Transfer Agent fee—Class Z	38,050	79,354	266,324

Registration fees	75,149	86,006	116,115

Recoupment of previously reimbursed expenses (see Note 2A)	0	239,327	0

Directors’ fees and expenses	30,419	40,339	131,377

Auditing and tax fees	50,030	75,396	55,542

Legal fees	23,807	28,253	90,894

Printing fees	26,594	54,770	52,951

Miscellaneous	53,053	78,231	196,511

Total expenses	8,214,751	13,681,402	30,689,051

Less: expenses waived and reimbursed by the Adviser (see Note 2D)	(2,570)	(29,149)	(60,722)

Net expenses	8,212,181	13,652,253	30,628,329

Net investment income	4,086,066	21,479,244	92,920,778

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS

Net realized loss on:

Investment transactions (b)	(5,479,598)	(72,779,494)	(209,071,160)

Forward currency exchange contracts	0	527,873	20,752,742

Futures	(1,707,059)	0	0

Foreign currency transactions	0	(405,116)	(9,691,662)

Net realized loss on investment transactions and foreign currency transactions	(7,186,657)	(72,656,737)	(198,010,080)

Net change in unrealized appreciation/depreciation of:

Investments (c)	(89,487,450)	(53,313,627)	(48,956,434)

Forward currency exchange contracts	0	2,781,018	(10,808,262)

Futures	(567,714)	0	0

Foreign currency denominated assets and liabilities	0	(88,516)	399

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(90,055,164)	(50,621,125)	(59,764,297)

Net realized and unrealized loss on investment transactions and foreign currency transactions	(97,241,821)	(123,277,862)	(257,774,377)

Net decrease in net assets resulting from operations	$(93,155,755)	$(101,798,618)	$(164,853,599)

(a) Net of foreign withholding taxes of $17,472, $4,326,118 and $12,924,713, respectively.

(b) Net of foreign capital gains taxes of $0, $15,618 and $0, respectively.

(c) Net of increase in accrued foreign capital gains taxes of $0, $93,871 and $0, respectively.

See Notes to Financial Statements.

32	Bernstein Fund, Inc.

Statement of Changes in Net Assets

	SMALL CAP CORE PORTFOLIO		INTERNATIONAL SMALL CAP PORTFOLIO

	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18

INCREASE (DECREASE) IN NET ASSETS FROM

Operations:

Net investment income	$4,086,066	$2,115,231	$21,479,244	$17,226,889

Net realized gain (loss) on investment transactions and foreign currency transactions	(7,186,657)	74,221,519	(72,656,737)	89,657,329

Net change in unrealized appreciation/depreciation of investments	(90,055,164)	33,221,730	(50,621,125)	(96,493,668)

Net increase (decrease) in net assets resulting from operations	(93,155,755)	109,558,480	(101,798,618)	10,390,550

Distributions to shareholders (a)	(63,646,747)	(53,215,294)	(104,450,548)	(41,753,868)

Capital-share transactions:

Net proceeds from sales of shares	175,982,053	111,792,211	162,369,840	309,703,695

Net proceeds from sales of shares issued to shareholders on reinvestment of dividends	62,390,674	51,634,967	101,222,927	40,024,827

Total proceeds from shares sold	238,372,727	163,427,178	263,592,767	349,728,522

Cost of shares redeemed	(121,023,838)	(130,305,101)	(110,046,720)	(82,193,642)

Net increase in net assets from capital-share transactions	117,348,889	33,122,077	153,546,047	267,534,880

Net increase (decrease) in net assets	(39,453,613)	89,465,263	(52,703,119)	236,171,562

NET ASSETS:

Beginning of period	975,039,345	885,574,082	1,310,026,728	1,073,855,166

End of period	$935,585,732	$975,039,345	$1,257,323,609	$1,310,026,728

(a) See page 35 for share class information on dividend distributions for the Portfolios.

See Notes to Financial Statements.

2019 Annual Report	33

Statement of Changes in Net Assets (continued)

	INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO

	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18

INCREASE (DECREASE) IN NET ASSETS FROM

Operations:

Net investment income	$92,920,778	$76,322,088

Net realized gain (loss) on investment transactions and foreign currency transactions	(198,010,080)	33,380,699

Net change in unrealized appreciation/depreciation of investments	(59,764,297)	(100,989,442)

Net increase (decrease) in net assets resulting from operations	(164,853,599)	8,713,345

Distributions to shareholders (a)	(115,318,621)	(97,041,724)

Capital-share transactions:

Net proceeds from sales of shares	533,970,537	1,193,401,258

Net proceeds from sales of shares issued to shareholders on reinvestment of dividends	107,127,789	93,754,598

Total proceeds from shares sold	641,098,326	1,287,155,856

Cost of shares redeemed	(375,862,283)	(218,083,402)

Net increase in net assets from capital-share transactions	265,236,043	1,069,072,454

Net increase (decrease) in net assets	(14,936,177)	980,744,075

NET ASSETS:

Beginning of period	4,170,962,263	3,190,218,188

End of period	$4,156,026,086	$4,170,962,263

(a) See page 35 for share class information on dividend distributions for the Portfolios.

See Notes to Financial Statements.

34	Bernstein Fund, Inc.

	SMALL CAP CORE PORTFOLIO

	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18

Distributions to shareholders:

SCB Class	$(653,912)	$(586,489)

Advisor Class	(49,597,397)	(41,690,187)

Class Z	(13,395,438)	(10,938,618)

	$(63,646,747)	$(53,215,294)

	INTERNATIONAL SMALL CAP PORTFOLIO

	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18

Distributions to shareholders:

SCB Class	$(5,411,545)	$(2,714,284)

Advisor Class	(64,631,751)	(24,112,388)

Class Z	(34,407,252)	(14,927,196)

	$(104,450,548)	$(41,753,868)

	INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO

	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18

Distributions to shareholders:

SCB Class	$(4,514,423)	$(4,530,477)

Advisor Class	(71,773,884)	(55,027,970)

Class Z	(39,030,314)	(37,483,277)

	$(115,318,621)	$(97,041,724)

2019 Annual Report	35

Financial Highlights

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	SMALL CAP CORE PORTFOLIO SCB CLASS

	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18		YEAR ENDED 9/30/17	FOR THE PERIOD 12/29/15(a) TO 9/30/16

Net asset value, beginning of period	$12.93	$12.21		$10.54	$10.00

Income from investment operations:

Investment income (loss), net (b)(c)	0.02	(0.00	) (d)	0.01	0.01

Net realized and unrealized gain (loss) on investment transactions and foreign currency transactions	(1.38)	1.44		1.67	0.53	(e)

Total from investment operations	(1.36)	1.44		1.68	0.54

Less dividends and distributions:

Dividends from net investment income	0.00 (d)	(0.01)		(0.01)	(0.00	) (d)

Distributions from net realized gain on investment transactions	(0.79)	(0.71)		0	0

Total dividends and distributions	(0.79)	(0.72)		(0.01)	0

Net asset value, end of period	$10.78	$12.93		$12.21	$10.54

Total return (f)	(10.15)%	12.44%		15.98%	5.45%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$8,692	$10,865		$10,276	$4,870

Average net assets (000 omitted)	$9,118	$10,771		$7,467	$2,314

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.14%	1.14%		1.18%	1.30%	•

Expenses, before waivers/reimbursements	1.14%	1.14%		1.19%	1.40%	•

Net investment income (loss) (c)	0.19%	(0.02)%		0.05%	0.16%	•

Portfolio turnover rate	61%	102%		165%	88%

See Footnote Summary on page 44.

See Notes to Financial Statements.

36	Bernstein Fund, Inc.

	SMALL CAP CORE PORTFOLIO ADVISOR CLASS

	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	FOR THE PERIOD 12/29/15(a) TO 9/30/16

Net asset value, beginning of period	$12.97	$12.25	$10.56	$10.00

Income from investment operations

Investment income, net (b)(c)	0.05	0.03	0.03	0.04

Net realized and unrealized gain (loss) on investment transactions and foreign currency transactions	(1.38)	1.44	1.69	0.53	(e)

Total from investment operations	(1.33)	1.47	1.72	0.57

Less dividends and distributions:

Dividends from net investment income	(0.03)	(0.04)	(0.03)	(0.01)

Distributions from net realized gain on investment transactions	(0.79)	(0.71)	0	0

Total dividends and distributions	(0.82)	(0.75)	(0.03)	(0.01)

Net asset value, end of period	$10.82	$12.97	$12.25	$10.56

Total return (f)	(9.90)%	12.64%	16.29%	5.65%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$734,733	$752,305	$695,958	$603,862

Average net assets (000 omitted)	$724,908	$718,801	$654,649	$175,999

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	0.89%	0.89%	0.92%	1.05%	*

Expenses, before waivers/reimbursements	0.89%	0.89%	0.93%	1.15%	*

Net investment income (c)	0.44%	0.23%	0.30%	0.49%	*

Portfolio turnover rate	61%	102%	165%	88%

See Footnote Summary on page 44.

See Notes to Financial Statements.

2019 Annual Report	37

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	SMALL CAP CORE PORTFOLIO CLASS Z

	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	FOR THE PERIOD 12/29/15(a) TO 9/30/16

Net asset value, beginning of period	$12.96	$12.24	$10.56	$10.00

Income from investment operations

Investment income, net (b)(c)	0.05	0.03	0.03	0.04

Net realized and unrealized gain (loss) on investment transactions and foreign currency transactions	(1.37)	1.44	1.68	0.53	(e)

Total from investment operations	(1.32)	1.47	1.71	0.57

Less dividends and distributions:

Dividends from net investment income	(0.03)	(0.04)	(0.03)	(0.01)

Distributions from net realized gain on investment transactions	(0.79)	(0.71)	0	0

Total dividends and distributions	(0.82)	(0.75)	(0.03)	(0.01)

Net asset value, end of period	$10.82	$12.96	$12.24	$10.56

Total return (f)	(9.80)%	12.69%	16.22%	5.65%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$192,161	$211,869	$179,340	$126,780

Average net assets (000 omitted)	$190,252	$193,253	$144,513	$36,539

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	0.87%	0.86%	0.93%	1.05%	*

Expenses, before waivers/reimbursements	0.87%	0.86%	0.94%	1.35%	*

Net investment income (c)	0.46%	0.25%	0.30%	0.49%	*

Portfolio turnover rate	61%	102%	165%	88%

See Footnote Summary on page 44.

See Notes to Financial Statements.

38	Bernstein Fund, Inc.

	INTERNATIONAL SMALL CAP PORTFOLIO SCB CLASS

	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	FOR THE PERIOD 12/21/15(a) TO 9/30/16

Net asset value, beginning of period	$12.40	$12.70	$10.92	$10.00

Income from investment operations:

Investment income, net (b)(c)	0.16	0.14	0.08	0.11

Net realized and unrealized gain (loss) on investment transactions and foreign currency transactions	(1.21)	0.02	1.96	0.81

Contributions from affiliates	0	0	0.00 (d)	0

Total from investment operations	(1.05)	0.16	2.04	0.92

Less dividends and distributions:

Dividends from net investment income	(0.19)	(0.14)	(0.14)	0

Distributions from net realized gain on investment transactions	(0.76)	(0.32)	(0.12)	0

Total dividends and distributions	(0.95)	(0.46)	(0.26)	0

Net asset value, end of period	$10.40	$12.40	$12.70	$10.92

Total return (f)	(8.03)%	1.29%	19.28%	9.20%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$64,993	$71,729	$73,531	$37,226

Average net assets (000 omitted)	$64,757	$76,322	$55,325	$14,117

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.35%	1.35%	1.35%	1.35%	•

Expenses, before waivers/reimbursements	1.35%	1.35%	1.36%	1.53%	•

Net investment income (c)	1.50%	1.07%	0.75%	1.38%	•

Portfolio turnover rate	46%	81%	65%	51%

See Footnote Summary on page 44.

See Notes to Financial Statements.

2019 Annual Report	39

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	INTERNATIONAL SMALL CAP PORTFOLIO ADVISOR CLASS

	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	FOR THE PERIOD 12/21/15(a) TO 9/30/16

Net asset value, beginning of period	$12.43	$12.72	$10.93	$10.00

Income from investment operations

Investment income, net (b)(c)	0.19	0.18	0.10	0.15

Net realized and unrealized gain (loss) on investment transactions and foreign currency transactions	(1.21)	0.01	1.96	0.78

Contributions from affiliates	0	0	0.00 (d)	0

Total from investment operations	(1.02)	0.19	2.06	0.93

Less dividends and distributions:

Dividends from net investment income	(0.22)	(0.16)	(0.15)	0

Distributions from net realized gain on investment transactions	(0.76)	(0.32)	(0.12)	0

Total dividends and distributions	(0.98)	(0.48)	(0.27)	0

Net asset value, end of period	$10.43	$12.43	$12.72	$10.93

Total return (f)	(7.70)%	1.53%	19.51%	9.30%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$791,765	$810,447	$608,324	$367,468

Average net assets (000 omitted)	$765,916	$745,535	$460,362	$230,324

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.10%	1.10%	1.10%	1.10%	*

Expenses, before waivers/reimbursements	1.10%	1.10%	1.11%	1.22%	*

Net investment income (c)	1.77%	1.43%	0.93%	1.87%	*

Portfolio turnover rate	46%	81%	65%	51%

See Footnote Summary on page 44.

See Notes to Financial Statements.

40	Bernstein Fund, Inc.

	INTERNATIONAL SMALL CAP PORTFOLIO CLASS Z

	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	FOR THE PERIOD 12/21/15(a) TO 9/30/16

Net asset value, beginning of period	$12.43	$12.72	$10.93	$10.00

Income from investment operations

Investment income, net (b)(c)	0.18	0.18	0.10	0.15

Net realized and unrealized gain (loss) on investment transactions and foreign currency transactions	(1.20)	0.02	1.96	0.78

Contributions from affiliates	0	0	0.00 (d)	0

Total from investment operations	(1.02)	0.20	2.06	0.93

Less dividends and distributions:

Dividends from net investment income	(0.22)	(0.17)	(0.15)	0

Distributions from net realized gain on investment transactions	(0.76)	(0.32)	(0.12)	0

Total dividends and distributions	(0.98)	(0.49)	(0.27)	0

Net asset value, end of period	$10.43	$12.43	$12.72	$10.93

Total return (f)	(7.70)%	1.54%	19.52%	9.30%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$400,566	$427,851	$392,000	$254,068

Average net assets (000 omitted)	$396,772	$424,411	$291,438	$187,312

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.10%	1.10%	1.10%	1.10%	*

Expenses, before waivers/reimbursements	1.10%	1.10%	1.11%	1.26%	*

Net investment income (c)	1.75%	1.36%	0.87%	1.92%	*

Portfolio turnover rate	46%	81%	65%	51%

See Footnote Summary on page 44.

See Notes to Financial Statements.

2019 Annual Report	41

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO SCB CLASS

	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	FOR THE PERIOD 12/21/15(a) TO 9/30/16

Net asset value, beginning of period	$12.45	$12.69	$10.57	$10.00

Income from investment operations:

Investment income, net (b)(c)	0.24	0.22	0.18	0.21

Net realized and unrealized gain (loss) on investment transactions and foreign currency transactions	(0.79)	(0.11)	2.11	0.36	(e)

Total from investment operations	(0.55)	0.11	2.29	0.57

Less dividends and distributions:

Dividends from net investment income	(0.18)	(0.09)	(0.14)	(0.00	) (d)

Distributions from net realized gain on investment transactions	(0.13)	(0.26)	(0.03)	0

Total dividends and distributions	(0.31)	(0.35)	(0.17)	(0.00)

Net asset value, end of period	$11.59	$12.45	$12.69	$10.57

Total return (f)	(4.22)%	0.86%	22.01%	5.75%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$175,497	$181,606	$152,725	$68,977

Average net assets (000 omitted)	$168,856	$179,015	$106,248	$27,169

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.00%	1.03%	1.17%	1.20%	•

Expenses, before waivers/reimbursements	1.00%	1.04%	1.23%	1.34%	•

Net investment income (c)	2.07%	1.69%	1.62%	2.70%	•

Portfolio turnover rate	63%	69%	69%	79%

See Footnote Summary on page 44.

See Notes to Financial Statements.

42	Bernstein Fund, Inc.

	INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO ADVISOR CLASS

	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	FOR THE PERIOD 12/21/15(a) TO 9/30/16

Net asset value, beginning of period	$12.50	$12.72	$10.57	$10.00

Income from investment operations

Investment income, net (b)(c)	0.27	0.26	0.21	0.23

Net realized and unrealized gain (loss) on investment transactions and foreign currency transactions	(0.80)	(0.11)	2.11	0.35	(e)

Total from investment operations	(0.53)	0.15	2.32	0.58

Less dividends and distributions:

Dividends from net investment income	(0.21)	(0.11)	(0.14)	(0.01)

Distributions from net realized gain on investment transactions	(0.13)	(0.26)	(0.03)	0

Total dividends and distributions	(0.34)	(0.37)	(0.17)	(0.01)

Net asset value, end of period	$11.63	$12.50	$12.72	$10.57

Total return (f)	(4.01)%	1.18%	22.38%	5.75%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$2,621,316	$2,568,426	$1,760,819	$737,765

Average net assets (000 omitted)	$2,501,981	$2,275,780	$1,023,860	$459,166

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	0.75%	0.77%	0.93%	0.95%	*

Expenses, before waivers/reimbursements	0.75%	0.79%	0.98%	1.06%	*

Net investment income (c)	2.35%	2.05%	1.85%	2.93%	*

Portfolio turnover rate	63%	69%	69%	79%

See Footnote Summary on page 44.

See Notes to Financial Statements.

2019 Annual Report	43

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO CLASS Z

	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	FOR THE PERIOD 12/21/15(a) TO 9/30/16

Net asset value, beginning of period	$12.51	$12.73	$10.58	$10.00

Income from investment operations

Investment income, net (b)(c)	0.26	0.25	0.20	0.24

Net realized and unrealized gain (loss) on investment transactions and foreign currency transactions	(0.79)	(0.10)	2.12	0.35	(e)

Total from investment operations	(0.53)	0.15	2.32	0.59

Less dividends and distributions:

Dividends from net investment income	(0.21)	(0.11)	(0.14)	(0.01)

Distributions from net realized gain on investment transactions	(0.13)	(0.26)	(0.03)	0

Total dividends and distributions	(0.34)	(0.37)	(0.17)	(0.01)

Net asset value, end of period	$11.64	$12.51	$12.73	$10.58

Total return (f)	(4.02)%	1.18%	22.35%	5.85%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$1,359,213	$1,420,930	$1,276,674	$421,721

Average net assets (000 omitted)	$1,331,620	$1,390,312	$605,465	$295,180

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	0.76%	0.79%	0.94%	0.95%	*

Expenses, before waivers/reimbursements	0.76%	0.80%	1.00%	1.10%	*

Net investment income (c)	2.31%	1.91%	1.74%	3.04%	*

Portfolio turnover rate	63%	69%	69%	79%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Net of fees and expenses waived by the Adviser.
(d)	Amount is less than $.005.
(e)	Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accordance with the Portfolios’ change in net realized and unrealized gain (loss) on investment transactions for the period.
(f)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.
*	Annualized, except for certain non-recurring fees.

See Notes to Financial Statements.

44	Bernstein Fund, Inc.

Notes to Financial Statements

NOTE 1.	Organization and Significant Accounting Policies

Bernstein Fund, Inc. (the “Fund”) is a managed open-end registered investment company, incorporated in Maryland on September 11, 2015. The Fund operates as a series company currently comprised of three portfolios: Small Cap Core Portfolio, International Small Cap Portfolio and International Strategic Equities Portfolio (hereafter collectively referred to as the “Portfolios” and each individually a “Portfolio”) with the following share classes offered: SCB Class, Advisor Class and Class Z. Class Z shares are currently offered exclusively to registered investment companies (or their series) managed by AllianceBernstein L.P. (the “Adviser”).

Each Portfolio has its own investment objectives. Each class of shares has identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Each Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolios.

A.	Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolios may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolios value

2019 Annual Report	45

Notes to Financial Statements (continued)

their securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolios generally value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

B.	Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of September 30, 2019:

SMALL CAP CORE PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Assets:

Common Stocks (a)	$932,751,959	$0	$0	$932,751,959

Total Investments in Securities	932,751,959	0	0	932,751,959

Other Financial Instruments (b):
Assets	0	0	0	0

Liabilities:

Futures	(670,416)	0	0	(670,416	) (c)

Total	$932,081,543	$0	$0	$932,081,543

46	Bernstein Fund, Inc.

INTERNATIONAL SMALL CAP PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2		LEVEL 3	TOTAL

Assets:
Common Stocks:

Industrials	$35,150,903	$195,858,005		$0	$231,008,908

Consumer Discretionary	33,262,029	125,068,560		0	158,330,589

Information Technology	12,118,063	134,975,787		0	147,093,850

Financials	17,105,534	118,904,945		0	136,010,479

Consumer Staples	8,158,449	111,903,789		0	120,062,238

Real Estate	69,141,515	39,229,175		0	108,370,690

Communication Services	18,880,544	65,999,026		0	84,879,570

Materials	18,848,465	63,404,222		0	82,252,687

Health Care	7,534,320	66,379,322		0	73,913,642

Energy	4,551,103	40,470,731		0	45,021,834

Utilities	13,048,364	30,020,852		0	43,069,216

Short-Term Investments	29,939,901	0		0	29,939,901

Total Investments in Securities	267,739,190	992,214,414	(d)	0	1,259,953,604

Other Financial Instruments (b):

Assets:

Forward Currency Exchange Contracts	0	2,344,043		0	2,344,043

Liabilities:

Forward Currency Exchange Contracts	0	(1,936,478)		0	(1,936,478)

Total	$267,739,190	$992,621,979		$0	$1,260,361,169

INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2		LEVEL 3	TOTAL

Assets:
Common Stocks:

Financials	$18,745,900	$693,710,489		$0	$712,456,389

Consumer Discretionary	258,440,947	268,448,063		0	526,889,010

Consumer Staples	0	515,780,965		0	515,780,965

Information Technology	117,447,033	396,058,307		0	513,505,340

Industrials	51,630,345	405,724,018		0	457,354,363

Health Care	0	347,046,965		0	347,046,965

Utilities	65,994,869	192,361,384		0	258,356,253

Energy	30,608,385	222,101,407		0	252,709,792

Materials	0	250,380,452		0	250,380,452

Communication Services	0	182,671,739		0	182,671,739

Real Estate	51,616,048	43,987,749		0	95,603,797

Short-Term Investments	19,509,616	0		0	19,509,616

Total Investments in Securities	613,993,143	3,518,271,538	(d)	0	4,132,264,681

Other Financial Instruments (b):

Assets:

Forward Currency Exchange Contracts	0	11,064,658		0	11,064,658

Liabilities:

Forward Currency Exchange Contracts	0	(12,403,074)		0	(12,403,074)

Total	$613,993,143	$3,516,933,122		$0	$4,130,926,265

(a)	See schedule of investments for sector classifications.

2019 Annual Report	47

Notes to Financial Statements (continued)

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(c)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

(d)

A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note 1.A.

C.	Foreign Currency Translation

The accounting records of the Portfolios are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 4:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

The Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Portfolios do isolate the effect of changes in foreign exchange rates from changes in market prices of securities sold during the year, as required by the Internal Revenue Code. The International Small Cap Portfolio and International Strategic Equities Portfolio may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

D.	Taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on, management’s understanding of applicable local tax law.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements.

E.	Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Portfolios are informed of the dividend. The Portfolios amortize premiums and accrete discounts as adjustments to interest income.

48	Bernstein Fund, Inc.

F.	Securities Transactions on a When-Issued or Delayed-Delivery Basis

Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time a Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time a Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

G.	Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

H.	Distribution of Income and Gains

Dividends from net investment income, if any, will be paid to shareholders at least once a year.

Distributions of net realized gains, less any available loss carryforwards, if any, for all the Portfolios will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

Permanent differences have no effect on net assets. The effects of such permanent differences on each Portfolio, due to the utilization of earnings and profits distributed to shareholders on redemption of shares are reflected as adjustments to the components of net assets as of September 30, 2019, as shown below:

PORTFOLIO	INCREASE (DECREASE) TO ADDITIONAL PAID-IN CAPITAL	INCREASE (DECREASE) TO DISTRIBUTABLE EARNINGS/ ACCUMULATED LOSS
Small Cap Core	$3,966,439	$(3,966,439)

International Small Cap	4,067,102	(4,067,102)

International Strategic Equities	0	0

NOTE 2.	Investment Management and Transactions with Affiliated Persons

A.	Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of each Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board.

The Portfolios pay the Adviser an investment management fee at an annualized rate as follows:

Small Cap Core Portfolio: 0.80% of the Portfolio’s average daily net assets.

2019 Annual Report	49

Notes to Financial Statements (continued)

International Small Cap Portfolio: 1.00% of the Portfolio’s average daily net assets.

ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF EACH PORTFOLIO
	FIRST $2.5 BILLION	NEXT $2.5 BILLION	THEREAFTER
International Strategic Equities	0.75%	0.65%	0.60%

Prior to January 1, 2018, the below Portfolio paid the Adviser an investment management fee, based on an annual rate, for such services as follows:

	ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF EACH PORTFOLIO
PORTFOLIO	FIRST $1 BILLION	NEXT $3 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
International Strategic Equities	0.925%	0.850%	0.800%	0.750%	0.650%	0.600%

Prior to January 1, 2018, the Adviser waived the annual investment management fees of the International Strategic Equities Portfolio by an amount equal to 0.05% per annum of the average net assets of the Portfolio.

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit the total portfolio operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Portfolios may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) as a percentage of daily average net assets on an annual basis (the “Expense Caps”) as follows:

PORTFOLIO	SCB CLASS	ADVISOR CLASS	CLASS Z
Small Cap Core	1.30%	1.05%	1.05%
International Small Cap	1.35%	1.10%	1.10%

The Expense Caps described above for Small Cap Core and International Small Cap may not be terminated by the Adviser before January 28, 2020. During the year ended September 30, 2019, there were no such reimbursement/waivers. Effective January 27, 2018, the Expense Caps for International Strategic Equities of 1.20%, 0.95% and 0.95% of the daily average net assets for SCB Class, Advisor Class and Class Z shares, respectively, were terminated.

Any fees waived and expenses borne by the Adviser for the Portfolios through September 30, 2016 were subject to repayment by the Portfolios until September 30, 2019, such waivers that were subject to repayment amounted to:

PORTFOLIO	AMOUNT
Small Cap Core	$161,882
International Small Cap	420,136
International Strategic Equities	425,084

Any fees waived and expenses borne by the Adviser from October 1, 2016 through January 4, 2017 are subject to repayment by the Portfolios until September 30, 2020; such waivers that are subject to repayment amounted to:

PORTFOLIO	AMOUNT
Small Cap Core	$0
International Small Cap	20,030
International Strategic Equities	1,709

During the year ended September 30, 2017, the Small Cap Core Portfolio, International Small Cap Portfolio and International Strategic Equities Portfolio made repayments to the Adviser in the amounts of $161,882, $27,230 and $426,793, respectively. During the year ended September 30, 2018, the International Small Cap Portfolio made repayments to the Adviser in the amount of $141,360. During the year ended September 30, 2019, the International Small Cap Portfolio made repayments to the Adviser in the amount of $239,327. In any case, no repayment will be made that would cause the Portfolios’ total annual fund operating expenses to exceed the net fee percentage set forth per the Expense Caps.

50	Bernstein Fund, Inc.

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, a worldwide leader in life, property and casualty and health insurance and asset management, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (“AXA Equitable”), through an initial public offering. AXA Equitable is the holding company for a diverse group of financial services companies, including an approximately 65.3% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA owned 10.1% of the outstanding shares of common stock of AXA Equitable as of November 13, 2019, and no longer owns a controlling interest in AXA Equitable. AXA previously announced its intention to sell its entire interest in AXA Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining AXA Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into AXA Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of AXA Equitable common stock.

The latest transaction under the Plan, which occurred on November 13, 2019, resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and was deemed an “assignment” causing a termination of the Fund’s investment advisory agreement. In order to ensure that investment advisory services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved a new investment advisory agreement with the Adviser. Shareholders of the Fund subsequently approved the new investment advisory agreement, which became effective on November 13, 2019.

B.	Shareholder Servicing Fee; Transfer Agency Fee

Under the Shareholder Servicing Agreement between the Fund and the Adviser, the Adviser pays expenses it incurs in providing shareholder servicing to the Fund, the Portfolios and individual shareholders. Such services include, but are not limited to, providing information to shareholders concerning their fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. Under the agreement, the fee paid by each Portfolio to the Adviser for services is 0.25% of the average daily net assets of SCB Class Shares.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub accounting services and/or networking services. For the year ended September 30, 2019, the compensation retained by ABIS amounted to: Small Cap Core Portfolio, $256,019; International Small Cap Portfolio, $237,838; and International Strategic Equities Portfolio, $424,970.

C.	Distribution Arrangements

Under the Distribution Agreement between the Fund, on behalf of each Portfolio, and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell shares of the Portfolios. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

D.	Investments in Affiliated Issuers

The Portfolios may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. Effective August 1, 2018, the Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2020. In connection with the investment by the Portfolios in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolios in an amount equal to each Portfolio’s pro rata share of the effective

2019 Annual Report	51

Notes to Financial Statements (continued)

advisory fee of Government Money Market Portfolio, as borne indirectly by the Portfolios as an acquired fund fee and expense. For the year ended September 30, 2019, such waivers amounted to:

PORTFOLIO	AMOUNT
Small Cap Core	$2,570
International Small Cap	29,149
International Strategic Equities	60,722

A summary of the Portfolios’ transactions in shares of the Government Money Market Portfolio for the year ended September 30, 2019 is as follows:

PORTFOLIO	MARKET VALUE 9/30/18 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	MARKET VALUE 9/30/19 (000)	DIVIDEND INCOME (000)
Small Cap Core	$5,289	$114,977	$120,266	$0	$59
International Small Cap	49,415	259,718	279,193	29,940	655

International Strategic Equities	58,802	1,049,404	1,088,696	19,510	1,371

NOTE 3.	Investment Security Transactions

A.	Purchases and Sales

For the year ended September 30, 2019, the Portfolios had purchases and sales transactions, excluding transactions in short-term instruments, as follows:

PORTFOLIO	PURCHASES EXCLUDING U.S. GOVERNMENT SECURITIES	PURCHASES OF U.S. GOVERNMENT SECURITIES	SALES EXCLUDING U.S. GOVERNMENT SECURITIES	SALES OF U.S. GOVERNMENT SECURITIES
Small Cap Core	$626,800,693	$0	$564,484,189	$0
International Small Cap	652,931,097	0	546,689,900	0
International Strategic Equities	2,777,898,101	0	2,497,103,700	0

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

		GROSS UNREALIZED		NET UNREALIZED APPRECIATION (DEPRECIATION)
PORTFOLIO	COST	APPRECIATION	(DEPRECIATION)
Small Cap Core	$878,380,467	$126,195,685	$(71,824,193)	$54,371,492

International Small Cap	1,236,800,727	152,747,103	(129,565,128)	23,181,975

International Strategic Equities	3,956,710,382	386,469,703	(210,276,847)	176,192,856

B.	Derivative Financial Instruments

Each Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

52	Bernstein Fund, Inc.

The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Futures

Each Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolios bear the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolios may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time a Portfolio enters into futures, a Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolios as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolios to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolios to unlimited risk of loss. Each Portfolio may enter into futures only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transactions; therefore, the Portfolios’ credit risk is subject to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended September 30, 2019, the Small Cap Core Portfolio held futures for non-hedging purposes.

•	Forward Currency Exchange Contracts

Each Portfolio may enter into forward currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the rate then prevailing in the currency-exchange market. Forward currency exchange contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolios will generally not enter into a forward currency exchange contract with a term greater than one year. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Forward currency exchange contracts used to protect the Portfolios from adverse currency movements involve the risk that the Adviser may not accurately predict currency movements. As a result, total return could be adversely affected. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and other options. The Adviser may enter into foreign currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value.

Under certain circumstances, the Portfolios may commit a substantial portion or the entire value of the Portfolios to the consummation of these contracts. The Adviser will consider the effect that a substantial commitment of assets to forward currency exchange contracts would have on the investment program of the Portfolios and the flexibility of the Portfolios to purchase additional securities.

During the year ended September 30, 2019, the International Small Cap Portfolio held forward currency exchange contracts for non-hedging purposes. During the year ended September 30, 2019, the International Strategic Equities Portfolio held forward currency exchange contracts for hedging purposes.

2019 Annual Report	53

Notes to Financial Statements (continued)

A Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, a Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of a Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

A Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of a Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, a Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

During the year ended September 30, 2019, the Portfolios had entered into the following derivatives:

SMALL CAP CORE PORTFOLIO	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Equity contracts			Receivable/Payable for variation margin on futures	$670,416	*

Total				$670,416

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(1,707,059)	$(567,714)

Total		$(1,707,059)	$(567,714)

INTERNATIONAL SMALL CAP PORTFOLIO	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$2,344,043	Unrealized depreciation on forward currency exchange contracts	$1,936,478

Total		$2,344,043		$1,936,478

54	Bernstein Fund, Inc.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Foreign exchange contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	$527,873	$2,781,018

Total		$527,873	$2,781,018

INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$11,064,658	Unrealized depreciation on forward currency exchange contracts	$12,403,074

Total		$11,064,658		$12,403,074

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Foreign exchange contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	$20,752,742	$(10,808,262)

Total		$20,752,742	$(10,808,262)

The following tables represent the average monthly volume of the Portfolios’ derivative transactions during the year ended September 30, 2019:

SMALL CAP CORE PORTFOLIO
Futures:

Average notional amount of buy contracts	$18,693,725

INTERNATIONAL SMALL CAP PORTFOLIO
Forward Currency Exchange Contracts:

Average principal amount of buy contracts	$207,861,008

Average principal amount of sale contracts	$179,569,194

INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO
Forward Currency Exchange Contracts:

Average principal amount of buy contracts	$1,022,616,380

Average principal amount of sale contracts	$1,015,536,046

For financial reporting purposes, the Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

2019 Annual Report	55

Notes to Financial Statements (continued)

All OTC derivatives held at period end were subject to netting arrangements. The following tables present the Portfolios’ derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolios as of September 30, 2019. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the tables.

INTERNATIONAL SMALL CAP PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

Bank of America, NA	$460,694	$(27,322)	$0	$0	$433,372

Barclays Bank PLC	676,741	(655,032)	(21,709)	0	0

Citibank, NA	219,204	(219,204)	0	0	0

Natwest Markets PLC	94,927	(94,927)	0	0	0

State Street Bank & Trust Co.	233,424	(233,424)	0	0	0

UBS AG	659,053	0	0	0	659,053

Total	$2,344,043	$(1,229,909)	$(21,709)	$0	$1,092,425	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Bank of America, NA	$27,322	$(27,322)	$0	$0	$0

Barclays Bank PLC	655,032	(655,032)	0	0	0

Citibank, NA	667,449	(219,204)	(448,245)	0	0

Natwest Markets PLC	296,387	(94,927)	0	0	201,460

State Street Bank & Trust Co.	290,288	(233,424)	0	0	56,864

Total	$1,936,478	$(1,229,909)	$(448,245)	$0	$258,324	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

Bank of America, NA	$2,385,889	$(2,033,766)	$0	$0	$352,123

Barclays Bank PLC	669,710	(669,710)	0	0	0

Citibank, NA	2,311,831	(2,311,831)	0	0	0

Credit Suisse International	421,403	(421,403)	0	0	0

Morgan Stanley Capital Services, Inc.	685,944	(685,944)	0	0	0

Societe Generale	4,152,089	(1,690,814)	0	0	2,461,275

State Street Bank & Trust Co.	141,480	(141,480)	0	0	0

UBS AG	296,312	(296,312)	0	0	0

Total	$11,064,658	$(8,251,260)	$0	$0	$2,813,398	^

56	Bernstein Fund, Inc.

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Bank of America, NA	$2,033,766	$(2,033,766)	$0	$0	$0

Barclays Bank PLC	718,799	(669,710)	0	0	49,089

Citibank, NA	4,044,144	(2,311,831)	(920,000)	0	812,313

Credit Suisse International	784,896	(421,403)	0	0	363,493

Morgan Stanley Capital Services, Inc.	1,255,501	(685,944)	0	0	569,557

Societe Generale	1,690,814	(1,690,814)	0	0	0

State Street Bank & Trust Co.	1,536,229	(141,480)	0	0	1,394,749

UBS AG	338,925	(296,312)	0	0	42,613

Total	$12,403,074	$(8,251,260)	$(920,000)	$0	$3,231,814	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

C.	Currency Transactions

The Portfolios may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolios may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolios may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolios and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolios may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE 4.	Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2019 and September 30, 2018 were as follows:

PORTFOLIO	2019	2018
Small Cap Core

Distributions paid from:

Ordinary income	$14,027,833	$43,711,826

Long-term capital gains	49,618,914	9,503,468

Total distributions paid	$63,646,747	$53,215,294

International Small Cap

Distributions paid from:

Ordinary income	$33,502,855	$26,750,515

Long-term capital gains	70,947,693	15,003,353

Total distributions paid	$104,450,548	$41,753,868

2019 Annual Report	57

Notes to Financial Statements (continued)

PORTFOLIO	2019	2018
International Strategic Equities

Distributions paid from:

Ordinary income	$71,212,856	$45,938,248

Long-term capital gains	44,105,765	51,103,476

Total distributions paid	$115,318,621	$97,041,724

As of September 30, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

PORTFOLIO	UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM GAINS	ACCUMULATED CAPITAL AND OTHER (LOSSES)(a)	UNREALIZED APPRECIATION/ (DEPRECIATION)(b)	TOTAL ACCUMULATED EARNINGS/ (DEFICIT)
Small Cap Core	$4,045,376	$0	$(9,410,607)	$54,510,713	$49,145,482

International Small Cap	24,744,222	0	(69,909,896)	23,008,113	(22,157,561)

International Strategic Equities	85,508,033	0	(199,521,872)	176,013,349	61,999,510

(a)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax treatment of the tax deferral of losses on wash sales, the tax treatment of passive foreign investment companies (PFICs), and the realization for tax purposes of gains/losses on certain derivative instruments.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Portfolios are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses.

As of September 30, 2019, the following Portfolios had net capital loss carryforwards as follows:

PORTFOLIO	SHORT-TERM AMOUNT	LONG-TERM AMOUNT
Small Cap Core	$9,410,607	$0

International Small Cap	46,798,945	23,110,951

International Strategic Equities	154,435,582	45,086,290

NOTE 5.	Risks Involved in Investing in the Portfolios

Foreign (Non-U.S.) Securities Risk—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political, regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets.

Country Concentration Risk—The Portfolios may not always be diversified among countries or regions and the effect on the share price of the Portfolios of specific risks such as political, regulatory and currency may be magnified due to concentration of the Portfolios’ investments in a particular country or region.

Sector Risk—The Portfolios may have more risk because of concentrated investments in a particular market sector, such as the financials, consumer discretionary, information technology or industrials sector. Market or economic factors affecting that sector could have a major effect on the value of the Portfolios’ investments.

Emerging Markets Securities Risk—The risks of investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging-market countries because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty, and these risks are even more pronounced in “frontier” markets, which are investable markets with lower total market capitalization and liquidity than the more developed emerging markets. In addition, the value of the Portfolios’ investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

58	Bernstein Fund, Inc.

Foreign Currency Risk—This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

Actions by a Few Major Investors—In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolios.

Illiquid Investment Risk—Illiquid investments risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolios from selling securities at an advantageous price. Illiquid securities may also be difficult to value. Derivatives and securities involving substantial market and credit risk may become illiquid.

Redemption Risk—The Portfolios may experience heavy redemptions that could cause the Portfolios to liquidate their assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolios’ net asset value, or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

Market Risk—The Portfolios are subject to market risk, which is the risk that stock prices in general or in particular countries or sectors may decline over short or extended periods. Stock prices may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; and other factors. In the past decade, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may recur from time to time and have an adverse impact on various securities markets. Certain governments and central banks have provided significant support to financial markets, including by buying stocks and through other market interventions. Recently, the Federal Reserve has reduced its market support activities and raised interest rates. Further governmental or central bank actions, including interest rate increases or decreases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolios invest.

Current political uncertainty surrounding the European Union (“EU”) and its membership may increase market volatility. The United Kingdom has voted to withdraw from the EU and the consequences for European and UK businesses could be severe. One or more other countries may withdraw from the EU and/or abandon the euro, the common currency of the EU. The financial instability of some countries in the EU, together with the risk of that financial instability impacting other more stable countries, may increase the risk of investing in companies in Europe and worldwide. The United States and its trading partners are periodically involved in disputes over trade, which may result in tariffs on various categories of goods imported from the other country. Trade disputes, particularly prolonged disputes, may adversely affect the economies of the United States and its trading partners, as well as the companies directly or indirectly affected by the dispute and financial markets generally, and thus may adversely affect the value of the Portfolios’ assets. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Portfolios invest in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolios’ investments may be negatively affected.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Allocation Risk—The Portfolios may seek to focus on different investment disciplines or factors at different times as a means to achieve their investment objectives. In the event that the investment disciplines or factors to which the Portfolios have greater exposure perform worse than the investment disciplines or factors with less exposure, the Portfolios’ returns may be negatively affected.

2019 Annual Report	59

Notes to Financial Statements (continued)

Derivatives Risk—The Portfolios may use derivatives in currency hedging as well as for direct investments to gain access to certain markets, earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. The U.S. government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives, and may impose additional regulations governing margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Management Risk—The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolios or cause the value of the Portfolios’ shares to go down. In some cases, derivatives and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios. In addition, the Adviser may change the Portfolios’ investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolios.

REIT Risk—Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. Investing in REITs also involves risks similar to those associated with investing in small-capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

Investment in Other Investment Companies Risk—As with other investments, investments in other investment companies, including other registered funds advised by the Adviser and ETFs, are subject to market and selection risk. In addition, if the Portfolios acquire shares of investment companies, shareholders bear both their proportionate share of expenses in the Portfolios (including management and advisory fees) and, indirectly, the expenses of the investment companies.

Portfolio Turnover Risk—The Portfolios’ investment strategies may result in high portfolio turnover. The Portfolios generally buy portfolio securities with the intention of holding them for investment. However, when market conditions or other circumstances warrant, securities may be purchased and sold without regard to the length of time held. This trading may increase the Portfolios’ rate of turnover and the incidence of short-term capital gain taxable as ordinary income. A higher rate of portfolio turnover may increase transaction costs, which must be borne by the Portfolios and their shareholders.

LIBOR Risk—A Portfolio may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Portfolio’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to

60	Bernstein Fund, Inc.

increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting a Portfolio’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Cybersecurity Risk—Cybersecurity incidents may allow an unauthorized party to gain access to Portfolio assets, customer data (including private shareholder information), or proprietary information, or cause the Portfolios, the Adviser, and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

NOTE 6.	Capital-Share Transactions

The Fund has authorized 27 billion shares of common stock, par value $0.0001 per share. Each SCB Class, Advisor Class and Class Z of the Portfolios is allocated 1 billion shares. The balance of the authorized shares have been allocated to share classes that are currently not offered.

Share transactions for each Portfolio for the years ended September 30, 2019 and September 30, 2018, were as follows:

	SMALL CAP CORE PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18
SCB Class Shares

Shares sold	69,823	126,863	$758,037	$1,538,717

Shares issued to shareholders on reinvestment of dividends and distributions	62,349	49,711	635,337	582,617

Shares redeemed	(166,504)	(177,518)	(1,790,120)	(2,188,869)

Net decrease	(34,332)	(944)	$(396,746)	$(67,535)

Advisor Class Shares

Shares sold	16,156,095	7,576,048	$174,068,372	$93,744,852

Shares issued to shareholders on reinvestment of dividends and distributions	4,736,603	3,416,907	48,360,719	40,114,486

Shares redeemed	(11,002,629)	(9,814,913)	(119,233,718)	(121,124,528)

Net increase	9,890,069	1,178,042	$103,195,373	$12,734,810

Class Z Shares

Shares sold	108,798	1,342,318	$1,155,644	$16,508,642

Shares issued to shareholders on reinvestment of dividends and distributions	1,313,198	932,469	13,394,618	10,937,864

Shares redeemed	0	(580,101)	0	(6,991,704)

Net increase	1,421,996	1,694,686	$14,550,262	$20,454,802

2019 Annual Report	61

Notes to Financial Statements (continued)

	INTERNATIONAL SMALL CAP PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18
SCB Class Shares

Shares sold	684,410	737,715	$7,113,704	$9,546,259

Shares issued to shareholders on reinvestment of dividends and distributions	532,696	207,896	5,220,418	2,579,987

Shares redeemed	(755,928)	(950,701)	(7,980,810)	(12,268,574)

Net increase (decrease)	461,178	(5,090)	$4,353,312	$(142,328)

Advisor Class Shares

Shares sold	14,129,957	20,358,948	$147,796,136	$262,216,436

Shares issued to shareholders on reinvestment of dividends and distributions	6,278,823	1,813,014	61,595,256	22,517,644

Shares redeemed	(9,669,961)	(4,807,168)	(100,418,228)	(62,164,075)

Net increase	10,738,819	17,364,794	$108,973,164	$222,570,005

Class Z Shares

Shares sold	656,113	2,987,880	$7,460,000	$37,941,000

Shares issued to shareholders on reinvestment of dividends and distributions	3,507,365	1,201,868	34,407,253	14,927,196

Shares redeemed	(162,029)	(588,230)	(1,647,682)	(7,760,993)

Net increase	4,001,449	3,601,518	$40,219,571	$45,107,203

	INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18
SCB Class Shares

Shares sold	1,972,651	3,981,702	$22,419,919	$51,671,126

Shares issued to shareholders on reinvestment of dividends and distributions	378,213	344,818	4,084,696	4,341,257

Shares redeemed	(1,794,983)	(1,783,569)	(20,349,142)	(23,081,364)

Net increase	555,881	2,542,951	$6,155,473	$32,931,019

62	Bernstein Fund, Inc.

	INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18
Advisor Class Shares

Shares sold	43,767,668	76,216,135	$497,567,958	$986,549,066

Shares issued to shareholders on reinvestment of dividends and distributions	5,921,658	4,121,463	64,013,121	51,930,438

Shares redeemed	(29,818,923)	(13,250,418)	(337,249,650)	(171,145,141)

Net increase	19,870,403	67,087,180	$224,331,429	$867,334,363

Class Z Shares

Shares sold	1,213,792	12,152,892	$13,982,660	$155,181,066

Shares issued to shareholders on reinvestment of dividends and distributions	3,607,206	2,970,119	39,029,972	37,482,903

Shares redeemed	(1,660,224)	(1,810,090)	(18,263,491)	(23,856,897)

Net increase	3,160,774	13,312,921	$34,749,141	$168,807,072

At September 30, 2019, certain AllianceBernstein mutual funds owned 15%, 23%, and 23% of Small Cap Core Portfolio, International Small Cap Portfolio, and International Strategic Equities Portfolio, respectively, in aggregate of the Portfolios’ outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolios’ performance.

NOTE 7.	Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU 2018-13 (“ASU”) apply to all entities that are required, under existing U.S. GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated the impact of the amendments and elected to early adopt the ASU. The adoption of this ASU did not have a material impact on the disclosure and presentation of the financial statements of the Portfolios.

NOTE 8.	Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolios’ financial statements through this date.

2019 Annual Report	63

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Bernstein Fund, Inc. and Shareholders of Small Cap Core Portfolio, International Small Cap Portfolio and International Strategic Equities Portfolio

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Small Cap Core Portfolio, International Small Cap Portfolio and International Strategic Equities Portfolio (constituting Bernstein Fund, Inc., hereafter collectively referred to as the “Portfolios”) as of September 30, 2019, the related statements of operations for the year ended September 30, 2019, the statements of changes in net assets for each of the two years in the period ended September 30, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of September 30, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

New York, New York

November 26, 2019

We have served as the auditor of one or more of the investment companies in the AB Group of Mutual Funds since at least 1985. We have not been able to determine the specific year we began serving as auditor.

64	Bernstein Fund, Inc.

2019 Federal Tax Information (Unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by each applicable Portfolio during the taxable year ended September 30, 2019. For corporate shareholders, the following percentages of dividends paid by each Portfolio qualify for the dividends received deduction.

PORTFOLIO	DIVIDENDS RECEIVED DEDUCTION % (CORPORATE SHAREHOLDERS)

Small Cap Core	41.96%

For the taxable year ended September 30, 2019, each Portfolio designates the following amounts as the maximum amount that may be considered qualified dividend income for individual shareholders.

PORTFOLIO	QUALIFIED DIVIDEND INCOME
Small Cap Core	$5,995,994

International Small Cap	27,262,836

International Strategic Equities	83,063,464

Certain Portfolios intend to make an election to pass through foreign taxes paid by the Portfolios to their shareholders. For the taxable year ended September 30, 2019, the maximum amounts of foreign taxes that may be passed through and the foreign source income for information reporting purposes is as follows:

PORTFOLIO	FOREIGN TAXES TO PASS THROUGH	FOREIGN SOURCE INCOME
International Small Cap	$3,603,435	$38,636,819
International Strategic Equities	11,850,608	135,102,973

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2020.

2019 Annual Report	65

Bernstein Fund, Inc.

BOARD OF DIRECTORS

Debra Perry(1)(3)

Chair

Kathleen M. Fisher(4)

President

Bart Friedman(1)(5)

Director

R. Jay Gerken(1)

Director

Jeffrey R. Holland(1)

Director

William Kristol(1)

Director

Michelle McCloskey(1)

Director

Donald K. Peterson(1)

Director

OFFICERS

Andrew Birse(2),

Vice President

Peter Chocian(2),

Vice President

Serdar Kalaycioglu(2),

Vice President

Samantha S. Lau(2),

Vice President

Stuart Rae(2),

Vice President

Sammy Suzuki(2),

Vice President

Nelson Yu(2),

Vice President

Emilie D. Wrapp,

Secretary

Michael B. Reyes,

Senior Analyst

Joseph J. Mantineo,

Treasurer and Chief Financial Officer

Phyllis J. Clarke,

Controller

Vincent S. Noto,

Chief Compliance Officer

CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

PRINCIPAL UNDERWRITER

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

TRANSFER AGENT

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, NY 10017

LEGAL COUNSEL

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019-6099

(1)	Member of the Audit Committee, the Governance, Nominating and Compensation Committee, and the Independent Directors Committee.
(2)	The day-to-day management of, and investment decisions for, the Portfolios are made by the senior management teams. Messrs. Rae and Suzuki are the investment professionals with the most significant responsibility for the day-to-day management of the International Strategic Equities Portfolio. Messrs. Birse, Chocian and Yu are the investment professionals with the most significant responsibility for the day-to-day management of the International Small Cap Portfolio. Ms. Lau and Mr. Kalaycioglu are the investment professionals with the most significant responsibility for the day-to-day management of the Small Cap Core Portfolio.
(3)	Member of the Special Pricing Committee.
(4)	Ms. Fisher is expected to retire on or about March 31, 2020.
(5)	Mr. Friedman is expected to retire on or about December 31, 2019.

66	Bernstein Fund, Inc.

DIRECTORS’ INFORMATION
Name, Address+, Age, (Year of Election*)	Principal Occupation(s) During Past Five (5) Years and Other Information	Portfolios in Fund Complex Overseen By Director	Other Directorships Currently Held by Director
INTERESTED DIRECTOR
Kathleen M. Fisher,**† c/o AllianceBernstein L.P. 1345 Avenue of the Americas New York, NY 10105 65 (2017)	Senior Vice President of the Investment Manager with which she has been associated since prior to 2014. She has been the Head of Wealth and Investment Strategies of the Manager’s Bernstein Private Wealth Management unit since 2014, leading the team responsible for developing and communicating asset allocation advice and investment strategies for Bernstein’s high-net-worth clients. Since 2013, Ms. Fisher has overseen research on investment planning and wealth transfer issues facing high-net-worth families, endowments and foundations. She has been a National Managing Director of Bernstein since 2009. She joined AB in 2001 as a Senior Portfolio Manager. Prior to joining AB, she spent 15 years at J.P. Morgan, most recently as a managing director advising banks on acquisitions, divestitures and financing techniques. Prior thereto, she held positions at both Morgan Stanley and at the Federal Reserve Bank of New York.	19	Southwestern Vermont Health Care; and Hildene—The Lincoln Family Home
DISINTERESTED DIRECTORS
Debra Perry,#^ Chair of the Board 68 (2011)	Formerly, Senior Managing Director of Global Ratings and Research, Moody’s Investors Service, Inc. from 2001 to 2004; Chief Administrative Officer, Moody’s, from 1999 to 2001; Chief Credit Officer, Moody’s, from 2000 to 2001; Group Managing Director for the Finance, Securities and Insurance Ratings Groups, Moody’s Corp., from 1996 to 1999; Earlier she held executive positions with First Boston Corporation and Chemical Bank.	19	Assurant, Inc., since 2017; Genworth Financial, Inc., since 2016; Korn/Ferry International, since 2008; PartnerRe, from 2013-2016; Bank of America Funds Series Trust, from 2011-2016

Bart Friedman,#*** 74 (2005)	Senior Counsel at Cahill Gordon & Reindel LLP (law firm) since 2017 and Senior Partner thereof from prior to 2014 until 2017.	19	Chair of the Audit Committee of The Brookings Institution; Chair of the Audit and Compensation Committees of Lincoln Center for the Performing Arts; and Ovid Therapeutics, Inc., where he serves as Lead Director

2019 Annual Report	67

Bernstein Fund, Inc. (continued)

DIRECTORS’ INFORMATION (continued)
Name, Address+, Age, (Year of Election*)	Principal Occupation(s) During Past Five (5) Years and Other Information	Portfolios in Fund Complex Overseen By Director	Other Directorships Currently Held by Director
R. Jay Gerken,# 68 (2013)	Formerly, President and Chief Executive Officer of Legg Mason Partners Fund Advisor, LLC, and President & Board Member of The Legg Mason and Western Asset mutual funds from 2005 until June 2013. Previously, he was the President and Chair of the funds boards of the Citigroup Asset Management mutual funds from 2002 to 2005; Portfolio Manager and Managing Director, Smith Barney Asset Management from 1993 to 2001 and President & CEO, Directions Management of Shearson Lehman, Inc. from 1988 to 1993.	19	Cedar Lawn Corporation; New Jersey Chapter of The Nature Conservancy; United Methodist Foundation of New Jersey; and Associated Banc-Corp

Jeffrey R. Holland,# 53 (2019)	Formerly, Limited Partner of Brown Brothers Harriman from 2014 to 2018. Prior thereto, General Partner of Brown Brothers Harriman from 2006 to 2013.	19	Director of various non-profit organizations

William Kristol,# 66 (1994)	Founder and Editor, The Weekly Standard from 1995 to 2018. He is a regular contributor on the leading political commentary shows. He has served as the inaugural Vann Professor of Ethics and Society at Davidson College since 2019.	19

Manhattan Institute; John M. Ashbrook Center for Public Affairs at Ashland University; The Salvatori Center at Claremont McKenna College; The Institute for the Study of War; Foundation for Constitutional Government; and Defending Democracy Together, a non-profit educational corporation

68	Bernstein Fund, Inc.

DIRECTORS’ INFORMATION (continued)
Name, Address+, Age, (Year of Election*)	Principal Occupation(s) During Past Five (5) Years and Other Information	Portfolios in Fund Complex Overseen By Director	Other Directorships Currently Held by Director

Michelle McCloskey,# 57 (2019)	Formerly, President of Americas, Man Group from 2017 to August 2019 and President of Man FRM from 2015 to August 2019. Prior thereto, she was a Senior Managing Director of Man FRM from 2012 to 2015. While at the Man Group, she served on the Executive Committee of Man Group plc from 2012 to 2019, as Chief Executive Officer, Board of Managers of Man Alternative Multi Strategy Fund from 2016 to 2019 and as President and Chairman of the Board of the Pine Grove Institutional Funds from 2016 to 2019. She currently serves on the Investment Advisory Committee of Texas Tech University Endowment.	19	None

Donald K. Peterson,# 70 (2007)	Formerly, Chairman and Chief Executive Officer, Avaya Inc. (telecommunications equipment and services) from 2002 to 2006; President and Chief Executive Officer, Avaya Inc. from 2000 to 2001; President, Enterprise Systems Group in 2000; Chief Financial Officer, Lucent Technologies from 1996 to 2000; Chief Financial Officer, AT&T, Communications Services Group from 1995 to 1996; President, Nortel Communications Systems, Inc. (telecommunications and networking equipment) from 1994 to 1995. Prior thereto, he was at Nortel from 1976 to 1995.	19	Worcester Polytechnic Institute, (Emeritus); Member of the Board of TIAA and Member of the Board of TIAA-Bank, FSB

+ The address for each of the Fund’s Disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

* There is no stated term of office for the Directors.

** Ms. Fisher is an “interested person” as defined by the Investment Company Act of 1940, because of her affiliation with AllianceBernstein.

# Member of the Audit Committee, the Governance, Nominating, and Compensation Committee, and the Independent Directors Committee.

^ Member of the Special Pricing Committee.

† Ms. Fisher is expected to retire on or about March 31, 2020.

*** Mr. Friedman is expected to retire on or about December 31, 2019.

2019 Annual Report	69

Bernstein Fund, Inc. (continued)

MANAGEMENT OF THE FUND
Name, Address,* and Age	Principal Position(s) Held with Fund	Principal Occupation During Past Five (5) Years
Kathleen M. Fisher, 65	President	See biography above.

Andrew Birse, 41	Vice President	Senior Vice President of the Manager**, with which he has been associated since prior to 2014.

Peter Chocian, 47	Vice President	Vice President of the Manager**, with which he has been associated since prior to 2014.

Serdar Kalaycioglu, 42	Vice President	Senior Vice President of the Manager**, with which he has been associated since prior to 2014.

Samantha S. Lau, 47	Vice President	Senior Vice President of the Manager**, with which she has been associated since prior to 2014.

Stuart Rae, 54	Vice President	Senior Vice President of the Manager**, with which he has been associated since prior to 2014.

Sammy Suzuki, 48	Vice President	Senior Vice President of the Manager**, with which he has been associated since prior to 2014.

Nelson Yu, 48	Vice President	Senior Vice President of the Manager**, with which he has been associated since prior to 2014.

Emilie D. Wrapp, 63	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2014.

Michael B. Reyes, 43	Senior Analyst	Vice President of the Manager**, with which he has been associated since prior to 2014.

Joseph J. Mantineo, 60	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services (“ABIS”)**, with which he has been associated since prior to 2014.

70	Bernstein Fund, Inc.

MANAGEMENT OF THE FUND (continued)
Name, Address,* and Age	Principal Position(s) Held with Fund	Principal Occupation During Past Five (5) Years
Phyllis J. Clarke, 58	Controller	Vice President of ABIS**, with which she has been associated since prior to 2014.

Vincent S. Noto, 54	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Manager** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Manager** since 2012.

* The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

** The Manager, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (212) 486-5800, or visit www.bernstein.com, for a free prospectus or SAI.

2019 Annual Report	71

Board’s Consideration of Investment Management Arrangements

Bernstein Fund, Inc. (the “Fund”) is subject to Section 15 of the Investment Company Act of 1940, as amended. Section 15 provides that any investment advisory agreement with a registered investment company such as the Fund may continue in effect for a period of more than two years from the date of its execution, only so long as such continuance is specifically approved at least annually by the board of directors (or by vote of a majority of the outstanding voting securities of the investment company). Pursuant to this requirement, the Fund’s Board of Directors, including the Directors who are not interested persons of the Fund (the “Independent Directors”), unanimously approved the continuation of the Investment Management Agreement between the Fund, on behalf of the International Strategic Equities Portfolio, International Small Cap Portfolio, and Small Cap Core Portfolio (each, a “Portfolio” and collectively, the “Portfolios”) of the Fund, and AllianceBernstein L.P. (the “Adviser”)(the “Investment Management Agreement”) at a meeting held on October 29-30, 2019.

The following discussion describes the considerations in connection with the Board’s review of the Investment Management Agreement.

In connection with the annual review of the continuation of the Investment Management Agreement between the Fund and the Adviser, counsel to the Independent Directors sent a letter to the Adviser dated August 14, 2019, that contained a list of information requested by the Independent Directors to conduct their annual review. The Board of Directors, including the Independent Directors, met in person and received and evaluated extensive materials relating to the continuation of the Investment Management Agreement from the Adviser during meetings in September and October 2019. In addition, the Board received materials from the Senior Analyst and an independent fee consultant as described below. On September 26, 2019, the Board of Directors held an in-person meeting to discuss its review of the Investment Management Agreement and the materials the Directors had been provided. At that meeting, the Independent Directors met separately with their independent counsel and the Senior Analyst and the independent fee consultant in executive sessions. Following the September 26, 2019 meeting, the Independent Directors, through counsel, requested certain additional information by means of a letter from their independent counsel dated October 2, 2019, and the Adviser provided certain additional information by means of a letter dated October 17, 2019. The Independent Directors held a telephonic meeting on October 21, 2019 with their independent counsel and the Senior Analyst to discuss the contract renewal materials and supplemental materials provided in response to the Board’s request. On October 29-30, 2019, the Board of Directors held an in-person meeting to continue their review of the Investment Management Agreement. During this meeting, the Adviser provided further information to the Board relating to contract renewal, and the Independent Directors also met separately with counsel to the Independent Directors as well as the Senior Analyst to review the contract renewal materials provided by the Adviser and the materials prepared by the Senior Analyst. At the conclusion of this meeting, the Board approved the continuation of the Investment Management Agreement for an additional annual term as described below.

In approving the Investment Management Agreement, the Board, including the Independent Directors, considered all information it deemed reasonably necessary to evaluate the terms of the Investment Management Agreement and considered whether the Agreement would be in the best interests of the Fund. In particular, the Board considered the information that was provided to them by the Adviser in response to their requests, as well as information prepared by the Senior Analyst and the independent fee consultant at the request of the Board. The Fund’s Senior Analyst assists the Board (as well as the boards of other funds sponsored by the Adviser) in evaluating investment management agreements and certain other plans and agreements pursuant to which the Adviser or its affiliates provide services to the Funds. The Board also considered other information provided to the Board in connection with the September 26, 2019, and October 29-30, 2019 meetings and throughout the past year.

The information considered by the Board included information with respect to the nature, extent and quality of services provided, investment performance, fees and expenses, profitability, economies of scale, and fall-out benefits and other revenue.

In the Board’s consideration of the factors discussed below, no single factor was considered in isolation or to be determinative to the decision of the Board to approve the Investment Management Agreement. Rather, the Board concluded, in light of a weighing and balancing of all factors considered and in the exercise of the Directors’ business judgment, that it was in the best interests of the Fund to approve the Investment Management Agreement including the fees to be charged for services thereunder, as summarized below.

Fees and Expenses

The Board, including the Independent Directors, compared the fees and expense ratios of each Portfolio (before and after any fee waivers and expense reimbursements) against fees and expense ratios of a peer group of funds with similar

72	Bernstein Fund, Inc.

investment objectives (“peer group”). Both the peer group and the funds within the peer group, with respect to the fee and expense data, were available from Strategic Insight, an independent provider of investment company data. The Senior Analyst also performed analyses of the advisory fees and other Portfolio expenses, and compared such analyses to the Portfolios’ peer groups. In addition, the Board received and considered information from an independent fee consultant regarding the fees and expenses of the Portfolios as well as their investment performance.

The Board also received and considered information about the services rendered, and the fee rates charged, to other clients advised by the Adviser, including information about any recent advisory fee changes with respect to other investment companies advised by the Adviser. The Board noted the differences between the services provided to the Portfolios in comparison to those provided to other types of clients, including institutional clients and other investment companies for which the Adviser acted as subadviser, and the differences in the entrepreneurial and other risks borne by the Adviser in serving the Portfolios compared to other types of clients.

On the basis of its review and consideration of the fees as described above and the Board’s consideration of the other factors described below, and in light of the Adviser’s agreement to continue fee waivers and/or expense caps applicable to the International Small Cap and Small Cap Core Portfolios, the Board concluded that the contractual advisory fees as proposed were reasonable.

Nature, Extent and Quality of Services Provided

The Board, including the Independent Directors, considered the nature, quality and extent of services performed by the Adviser and its affiliates gained from their experience as Directors of the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, and the Adviser’s initiative in identifying and raising potential issues with the Directors. The Board also considered the Adviser’s responsiveness, frankness and attention to concerns raised by the Directors from time to time, including the Adviser’s willingness to consider and implement organizational changes designed to improve investment results and the services provided to the Portfolios. The Board also considered the scope and quality of the Adviser’s investment management capabilities, other resources dedicated to performing its services, the quality of its compliance, administrative and other services provided to the Portfolios and the background and experience of the Adviser’s senior management. The Board reviewed the qualifications, backgrounds and responsibilities of the investment staff primarily responsible for day-to-day portfolio management services for each Portfolio and noted the Adviser’s commitment to strong research and investment management capabilities throughout changing market environments. The Board reviewed the compliance and administrative services of the Adviser that support the investment advisory services provided to the Portfolios. The Board also considered how the organizational capabilities and financial condition of the Adviser may affect the nature and quality of its services. In that regard, the Board considered the ongoing impacts of the relocation of substantial operations of the Adviser from the New York City area to Nashville, Tennessee. The Board further reviewed updated information about the ongoing divestiture of AXA, S.A. of its holdings of AXA Equitable Holdings, Inc. (“AXA Equitable”). AXA formerly owned all of the outstanding shares of common stock of AXA Equitable, which is an indirect parent of AllianceBernstein Corporation, the general partner of the Adviser, and AXA is in the process of divesting those shares. The Board considered the statements of the Adviser that it has continued to operate as an independent, publicly-traded US asset manager, that the ongoing divestiture has not materially changed the Adviser’s current management structure or strategy, and that the Adviser does not believe that the ongoing divestiture will have a material impact on the Adviser with respect to its operations, personnel, organizational structure, or capitalization, financial and other resources.

In considering the nature and quality of the services provided by the Adviser, the Board, including the Independent Directors, received and considered information about each Portfolio’s investment performance, as well as the performance of its peer group and the performance of an appropriate benchmark index. The Board was provided with performance data versus each Portfolio’s peer group, for the 1-year and 3-year periods ended July 31, 2019 and versus each Portfolio’s benchmark index for the 1-year, 3-year and since inception for the relevant periods, as well as the most recently available Morningstar rating for the Portfolios. The Board also received certain updated performance information as of September 30, 2019. In addition, the Directors considered information showing performance compared to peer groups and benchmarks for rolling calendar year periods and the year to date. The Directors also receive detailed comparative performance information for the Portfolios at each regular Board meeting during the year. The Board recognized that the benchmark indices do not account for fees and expenses incurred by a fund, including the Portfolios. The Directors also considered how peer groups have changed over time and how comparisons may differ depending upon the selection of the peer groups or benchmark indices.

2019 Annual Report	73

Board’s Consideration of Investment Management Arrangements (continued)

Where the Portfolios had underperformed their peer groups or benchmark indices, the Directors considered the Adviser’s explanations for performance and, as applicable, measures the Adviser had taken or proposed to take to improve performance. The Directors noted generally the Adviser’s continued efforts to enhance the services provided to the Portfolios. The Directors also noted that they would continue to monitor investment performance closely.

The Board concluded that the Adviser had the experience and resources necessary to provide services of appropriate nature, quality and scope with respect to the Portfolios.

Profitability

The Board, including the Independent Directors, considered the level of the Adviser’s profits in respect of its management of the respective Portfolios. The materials provided to the Independent Directors included information indicating the profitability of the Portfolios to the Adviser for calendar years 2017 and 2018, which had been reviewed by an independent consultant. The Directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are many potentially acceptable allocation methodologies for information of this type. The Directors noted that they received information regarding all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to the Adviser’s subsidiaries that provide transfer agency and distribution services to the Fund, and that they had focused on profitability before taxes and distribution expenses. The Directors had also received a presentation at the July 24, 2019 Board meeting from the independent consultant who reviewed the Adviser’s method of calculating profitability. The Directors reviewed comparative information regarding profitability for other publicly-traded advisers, recognizing that it is difficult to make comparisons of profitability among fund advisory contracts because only limited comparative information is publicly available and the comparisons are affected by numerous factors including different cost accounting methodologies.

After reviewing all relevant factors, the Directors, including the Independent Directors, concluded that the levels of the Adviser’s profits in respect of its management of the Portfolios were not excessive.

Economies of Scale

The Board, including the Independent Directors, considered whether there have been economies of scale in respect of the management of the Portfolios, whether the Portfolios have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Directors discussed possible ways in which any such economies of scale may be shared with the Portfolios, including by investment in enhanced services.

The Directors also considered the Senior Analyst materials which they received in connection with the review of the Investment Management Agreement, which included information reflecting changes in asset levels of the Portfolios and in the profitability of the Adviser over various periods.

After reviewing the profitability and economies of scale information provided by the Adviser, the Board concluded that the benefits of any economies of scale were appropriately being shared with Portfolio investors by way of, among other things and as applicable, establishing advisory fees at levels that contemplated future achievement of scale, recent fee reductions for the International Strategic Equities Portfolio, breakpoint arrangements as currently in effect for the International Strategic Equities Portfolio, the fact that the International Small Cap and Small Cap Core Portfolios are research-intensive and may be capacity-constrained, expense caps and waivers applying to the International Small Cap and Small Cap Core Portfolios, and the Adviser’s continued reinvestment in the business, including by researching and implementing new product enhancements, although the Adviser decreased its operating expenses and staff in recent years. The Directors also noted that they would continue to monitor the growth of the Portfolios.

Fall-Out Benefits and Other Revenue

The Board, including the Independent Directors, also took into account so-called “fall-out benefits” to the Adviser, such as soft dollar arrangements (whereby the Adviser receives the benefit of research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis). The Directors recognized that the Adviser’s profitability would be lower without these benefits. They also considered other benefits potentially derived from an increase in the Adviser’s business as a result of its relationship with the Fund. The Directors concluded that these fall-out benefits to the Adviser were acceptable.

74	Bernstein Fund, Inc.

Advisory Fee Rate Schedule

On the basis of the information considered, the Board determined to approve the continuation of the Investment Management Agreement for an additional annual term, without change to the Portfolios’ contractual fee schedules, as set forth below.

ADVISORY FEE SCHEDULE
International Small Cap Portfolio	1.00% of the Portfolio’s average net assets.

International Strategic Equities Portfolio	0.75% of the first $2.5 billion of the Portfolio’s average net assets; 0.65% of the excess over $2.5 billion up to $5 billion; and 0.60% of the excess of the Portfolio’s average net assets over $5 billion.

Small Cap Core Portfolio	0.80% of the Portfolio’s average net assets.

Subsequent Event

As a result of the divestiture by AXA of a substantial portion of its holdings in AXA Equitable, the Investment Management Agreement has automatically terminated as of November 13, 2019, and a new Investment Management Agreement (approved by the Board and the shareholders of the Fund in 2018) has come into effect. The new Investment Management Agreement is identical to the prior Investment Management Agreement other than as to its date.

2019 Annual Report	75

Distributor

BERNSTEIN FUND, INC.

1345 AVENUE OF THE AMERICAS, NEW YORK, NY 10105

(212) 756-4097

ISCEC-0151-0919

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Donald K. Peterson, Debra Perry and R. Jay Gerken qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Pricewaterhouse Coopers LLP , for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees*
Bernstein Fund Inc. Small Cap Core Portfolio	2018	$21,701.00	$800	$29,977
	2019	$21,700.00	$458	$27,530
Bernstein Fund Inc. International Small Cap Portfolio	2018	$25,000.00	$800	$40,186
	2019	$25,000.00	$458	$47,496
Bernstein Fund Inc. International Strategic Equities Portfolio	2018	$25,000.00	$800	$23,424
	2019	$25,000.00	$458	$27,643

*	Paid to Ernst & Young LLP.

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a)–(c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
Bernstein Fund Inc. Small Cap Core Portfolio	2018	$3,889,159	$30,777
			$(800)
			$(29,977)
	2019	$3,760,874	$27,988
			$(458)
			$(27,530)
Bernstein Fund Inc. International Small Cap Portfolio	2018	$3,899,368	$40,986
			$(800)
			$(40,186)
	2019	$3,780,840	$47,954
			$(458)
			$(47,496)
Bernstein Fund Inc. International Strategic Equities Portfolio	2018	$3,882,606	$24,224
			$(800)
			$(23,424)
	2019	$3,760,987	$28,101
			$(458)
			$(27,643)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Bernstein Fund, Inc.

By:	/s/ Kathleen M. Fisher
Kathleen M. Fisher
President

Date:	November 29, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kathleen M. Fisher
Kathleen M. Fisher
President

Date:	November 29, 2019

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	November 29, 2019